                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Golden State Bancorp Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                           Golden State Bancorp Inc.
                                135 Main Street
                            San Francisco, CA 94105

                                                                  April 9, 1999

Dear Stockholder:

  I am pleased to invite you to attend the Annual Meeting of Stockholders of Golden State Bancorp Inc. ("Golden State"), the indirect holding company for California Federal Bank, A Federal Savings Bank on Monday, May 17, 1999. We will hold the meeting at 10:00 a.m. at the Fairmont Hotel, located at 950 Mason Street, San Francisco, California.

  On the page following this letter you will find the Notice of Meeting which lists the matters to be considered at the Annual Meeting. Following the Notice of Meeting is the Proxy Statement, which describes the matters listed in the Notice of Meeting. The matters to be voted upon include the election of directors, approval of a stock plan, approval of an executive compensation plan, and ratification of the appointment of independent auditors. Also enclosed you will find your proxy card, which allows you to vote on these matters, and Golden State's annual report.

  Your vote is very important, regardless of the amount of stock you own. Please complete and sign each proxy card you receive and return it as soon as possible in the postage-paid envelope provided, even if you currently plan to attend the Annual Meeting. Sending in your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you become unable to attend the meeting.

  The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we also greatly appreciate your cooperation in returning the proxy card and encourage you to vote today.

                                          Sincerely,
                                          /s/ Gerald J. Ford
                                          ------------------
                                          Gerald J. Ford
                                          Chairman of the Board

  IMPORTANT: If your Golden State stock is held in the name of a brokerage firm or nominee, only it can execute a proxy on your behalf. To ensure that your stock is voted, we urge you to follow the voting instructions provided to you by such firm or nominee with this proxy statement or to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy.

                           Golden State Bancorp Inc.
                                135 Main Street
                        San Francisco, California 94105

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on May 17, 1999

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Golden State Bancorp Inc. will be held at the Fairmont Hotel, located at 950 Mason Street, San Francisco, California, on Monday, May 17, 1999, at 10:00 a.m., Pacific time. The purposes of the meeting are:

  1. To elect five directors for terms expiring at the 2002 annual meeting of stockholders,

  2. To approve the Golden State Bancorp Inc. Omnibus Stock Plan,

  3. To approve the Golden State Bancorp Inc. Executive Compensation Plan,

  4. To ratify the appointment of KPMG LLP as Golden State's independent auditors for the year ending December 31, 1999, and

  5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof and may properly be acted upon.

  The Board of Directors has selected April 1, 1999 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

                                          By order of the Board of Directors
                                          /s/ Vanessa L. Washington
                                          -------------------------
                                          Vanessa L. Washington
                                          Secretary

San Francisco, California
April 9, 1999

                           Golden State Bancorp Inc.
                                135 Main Street
                            San Francisco, CA 94105

                               ----------------

                                PROXY STATEMENT

                         VOTING AT THE ANNUAL MEETING

  The Board of Directors of Golden State Bancorp Inc. ("Golden State" or the "Company") is soliciting proxies for use at the Annual Meeting of Stockholders of Golden State to be held on May 17, 1999, and at any postponements or adjournments thereof. The approximate date of mailing of this Proxy Statement is April 9, 1999.

  The Board of Directors of Golden State has selected April 1, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the only class of stock outstanding and entitled to vote at the meeting was Golden State's common stock, of which 134,363,305 shares were issued and outstanding.

  The holders of common stock entitled to vote at the Annual Meeting will have one vote per share on all matters to come before the Annual Meeting other than the election of directors. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

  Stockholders will be entitled to cumulate their votes with respect to the election of directors. Cumulative voting entitles each stockholder to give one candidate as many votes as the number of directors to be elected multiplied by the number of shares held by such stockholder or to distribute such votes on the same principle among any number of candidates. The election of directors will require the affirmative vote of a plurality of the shares of common stock voting in person or by proxy at the Annual Meeting. The proxy enclosed with this proxy statement grants discretionary authority to cumulate votes in such manner as the proxy holders deem appropriate. If a stockholder withholds his or her vote for any individual nominee in the manner instructed on the proxy card, the stockholder's votes will be voted for the remaining nominees in such manner as the proxy holders determine.

  All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of each of the nominees for election as directors named, or as many thereof as may be elected with the proxies received, FOR approval of the Golden State Bancorp Inc. Omnibus Stock Plan, FOR approval of the Golden State Bancorp Inc. Executive Compensation Plan, and FOR ratification of the appointment of KPMG LLP as Golden State's independent auditors for the year ending December 31, 1999. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by giving written notice of such revocation to the Secretary of Golden State (which notice may be given by the filing of a duly executed proxy bearing a later date) or by attending the Annual Meeting and voting in person.

  The cost of this solicitation will be paid by Golden State. To the extent necessary, proxies may be solicited by personnel of Golden State in person, by telephone or through other forms of communication. Golden State personnel who participate in this solicitation will not receive any additional compensation for such solicitation. Golden State will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares and will reimburse such record holders for their reasonable expenses incurred in doing so.

                             BASIS OF PRESENTATION

  On September 11, 1998 (the "Merger Date"), First Nationwide (Parent) Holdings Inc. ("Parent Holdings"), a Delaware corporation and indirect owner of California Federal Bank, A Federal Savings Bank ("California Federal" or the "Bank"), merged with and into Golden State as part of a series of mergers and related transactions being carried out on that date (collectively the "Mergers"), that resulted in substantial changes in the business, management and control of Golden State. For financial reporting purposes, Parent Holdings was deemed to be the survivor of its merger with Golden State. As a result, financial and other information in this Proxy Statement is being presented on a similar basis.

PROPOSAL I--ELECTION OF DIRECTORS

  Golden State's Certificate of Incorporation and Bylaws provide, with certain exceptions, that the authorized number of directors shall be not fewer than five and not more than fifteen, with the exact number of directors to be fixed from time to time by Golden State's Board of Directors. Golden State's Certificate of Incorporation and Bylaws also provide that the Board of Directors shall be divided into three classes, with the members of each class to be elected for terms of three years and with one of the three classes of directors to be elected each year.

  The Board of Directors presently consists of fifteen directors, five of whose terms will expire at the Annual Meeting. The Board of Directors has nominated for re-election the five directors whose terms expire at the Annual
Meeting: Bob Bullock, John F. King, Gabrielle K. McDonald, B. M. Rankin, Jr. and Robert Setrakian. One of the nominees, Mr. Rankin, was appointed to the Board in March 1999 to fill a vacancy created by the resignation of Lynn Schenk on January 26, 1999. If elected, Mr. Bullock, Mr. King, Ms. McDonald, Mr. Rankin and Mr. Setrakian would serve as directors with terms to expire at the Company's Annual Meeting in the year 2002 or upon election of their successors. Each of the nominees has indicated his or her willingness to serve if elected. If any nominee becomes unable to serve, the proxies solicited hereby will be voted for the election of such other person or persons as the Board of Directors may select.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THE ELECTION OF MR. BULLOCK, MR. KING, MS. McDONALD, MR. RANKIN AND MR. SETRAKIAN AS DIRECTORS OF GOLDEN STATE.

  The following table sets forth the names of and certain information with respect to the five persons nominated by the Board of Directors for election as directors of Golden State at the Annual Meeting and each other director of Golden State who will continue to serve as a director after the Annual Meeting.

                              Director    Term   Positions Currently
Nominees for Director     Age Since (1) Expiring Held with Golden State
---------------------     --- --------- -------- ----------------------
Bob Bullock (2).........   69   1998      2002   Director
John F. King (3)(4)(6)..   66   1994      2002   Director
Gabrielle K. McDonald      56   1998      2002   Director
 (2)....................
B. M. Rankin, Jr........   69   1999      2002   Director
Robert Setrakian........   75   1998      2002   Director
Continuing Directors
--------------------
Paul M. Bass, Jr.          63   1998      2000   Director
 (2)(3)(5)..............
George W. Bramblett, Jr.   58   1998      2000   Director
 (2)(3)(5)..............
Brian P. Dempsey (6)....   61   1991      2001   Director
Gerald J. Ford (4)(5)...   54   1994      2001   Chairman of the Board,
                                                 Chief Executive Officer and Director
Howard Gittis (4)(5)....   65   1994      2001   Director
John F. Kooken (2)(6)...   67   1992      2000   Director
Ronald O. Perelman......   56   1994      2001   Director
Thomas S. Sayles (6)....   48   1997      2000   Director
Cora M. Tellez (6)......   49   1997      2001   Director
Carl B. Webb (4)(5).....   49   1998      2000   President, Chief Operating Officer
                                                 and Director

--------
(1) For Messrs. Ford, Gittis and Perelman, the date given includes service as a director of Parent Holdings, the company that was merged into Golden State on September 11, 1998. For Messrs. Dempsey, King, and Kooken, the date given includes service as a director of Glendale Federal Bank, Federal Savings Bank prior to the formation in 1997 of Golden State.
(2) Member of the Audit Committee of Golden State, of which Mr. Bass is Chair.
(3) Member of the Compensation Committee of Golden State, of which Mr. Bass is Chair.
(4) Member of the Executive Committee of Golden State, of which Mr. Ford is
    Chair.
(5) Member of the Cal Fed Goodwill Litigation Committee of Golden State, of which Mr. Ford is Chair.
(6) Member of the Glendale Goodwill Litigation Committee of Golden State, of which Mr. Sayles is Chair.

Nominees for Director:

  Mr. Bullock has served as a Director of Golden State since September 1998 and a Director of California Federal since 1994. Mr. Bullock was Lieutenant Governor of the State of Texas from 1990 to 1998. Mr. Bullock is Chairman of the Board, Director and President of JFB-RDB, Inc. Prior to 1990, Mr. Bullock served as the State of Texas Comptroller of Public Accounts. Mr. Bullock has been Of Counsel to the law firm of Scott, Douglass, Luton and McConnico, LLP since 1992. Mr. Bullock has also served as a Director of Equity Corporation International since 1997 and Multimedia since January 1999.

  Mr. King has served as a Director of Golden State since its formation in 1997 and previously served as a Director of Glendale Federal Bank, Federal Savings Bank ("Glendale Federal Bank") from 1994 until its merger with California Federal. Mr. King has served as a Director of California Federal since September 1998. Mr. King is President and Chief Executive Officer of Weingart Center Association, a nonprofit association whose goal is to help break the cycle of the homeless. He served as a Senior Advisor to Union Bank of Switzerland from 1990 to 1993. Mr. King is a former Vice Chairman of Crocker National Bank and a former Chairman of the Board of First Interstate Bank of California. Mr. King is a Director of Ameron International, Inc., a Director of Kilroy Realty Finance, Inc., a wholly owned subsidiary of Kilroy Realty Corporation, a Trustee of the University of Southern California and of the California Hospital Center Foundation, a Director of the National Institute of Transplantation Foundation and the founding Chairperson of Kidspace.

  Ms. McDonald has served as a Director of Golden State since September 1998 and a Director of California Federal and its predecessors since 1990. Ms. McDonald currently serves as a Judge on the International Criminal Tribunal for the former Yugoslavia. Ms. McDonald is also currently a Professor of Law at the Thurgood Marshall School of Law of Texas Southern University. Ms. McDonald currently serves as a Director of Freeport-McMoRan Copper and Gold Co. Ms. McDonald was Of Counsel to the Walker & Satterthwaite law firm from 1991 to 1993. She was a partner in the law firm of Matthews & Branscomb from 1988 to 1991. Prior to that time, Ms. McDonald served as a United States District Court Judge for the Southern District of Texas.

  Mr. Rankin has served as a Director of both Golden State and California Federal since March 1999. Mr. Rankin is a private investor and independent oil operator and a Director of Freeport-McMoRan Copper and Gold Co. and McMoRan Exploration Co. Mr. Rankin is also a Director of the US Oil and Gas Association; a Director and Executive Committee Member of DALENPAC; a Trustee of the Sigma Phi Epsilon Fraternity Educational Foundation; a Member of the University of Texas at Austin College of Business Administration Advisory Council; and a Member of the Board of Visitors of the University Cancer Foundation of the University of Texas M.D. Anderson Hospital Cancer Center.

  Mr. Setrakian has served as a Director of Golden State since September 1998 and a Director of California Federal and its predecessors since November 1994. Prior to November 1994, Mr. Setrakian served for more than 10 years as a Director of First Nationwide Bank, A Federal Savings Bank. Mr. Setrakian is presently the Chairman and President of the William Saroyan Foundation and the former Chairman and President of Mid-State Horticultural Company. He is also a former Chairman and member of the Board of Governors of the United States Postal Service; former Commissioner of the Federal Maritime Commission; former Chairman and Chief Executive Officer of the California Growers Winery, Inc.; and former Chairman and founder of the National Bank of Agriculture.

Continuing Directors:

  Mr. Bass has served as a Director of Golden State since September 1998 and a Director of California Federal and its predecessors since May 1993. Mr. Bass is currently the Vice Chairman and Director of First Southwest Company. Mr. Bass is a Director and Chairman of the Audit Committee of Keystone Consolidated Industries; Director and Chairman of MACC Private Equities; Director and Chairman of MorAmerica Capital Corp.; Director of Jayhawk Acceptance Corp.; and Director of Comp X International. Mr. Bass also serves as Chairman of Zale-Lipshy University Hospital and Chairman of Southwestern Medical Foundation. Mr. Bass has served in the following capacities during the past five years: Chairman of the Board and Director of Pizza Inn, Inc.; Director of Source Services, Inc. and Chairman of Richman-Gordman 1/2 Price Stores.

  Mr. Bramblett has served as a Director of Golden State since September 1998 and a Director of California Federal and its predecessors since May 1993. Mr. Bramblett has been associated with the law firm of Haynes & Boone since 1973 and is currently a Partner and a member of the Executive Committee of that firm. Mr. Bramblett has served in the following capacities during the past five years: Chairman of the Board of Trustees of the Baylor College of Dentistry; Vice-Chairman of the Board of Trustees of the Baylor Oral Health Foundation; and Trustee of the Southwestern Medical Foundation.

  Mr. Dempsey has served as a Director of Golden State since its formation in 1997 and previously served as a Director of Glendale Federal Bank from 1991 until its merger with California Federal. Mr. Dempsey has served as a Director of California Federal since September 1998. Mr. Dempsey is, and has been since September 1996, Vice Chairman of the Board and a Director of Continental Savings Bank, headquartered in Seattle, Washington. From January 1995 until September 1996, Mr. Dempsey was the President of Dempsey & Associates, a financial services consulting firm. From 1961 until January 1995, Mr. Dempsey was an officer of University Savings Bank, becoming its Chief Executive Officer in 1984 and its Chairman in 1989.

  Mr. Ford has served as the Chairman of the Board and Chief Executive Officer of Golden State since September 1998 and Chairman of the Board and Chief Executive Officer of California Federal and its predecessors since 1988. Mr. Ford was previously President and a Director of Parent Holdings, Golden State's predecessor, from its inception in 1994 until its merger with Golden State. Mr. Ford has also been Chairman of the Board and Chief Executive Officer of Golden State Holdings Inc. ("Golden State Holdings") since its formation in 1998 and of California Federal Preferred Capital Corporation ("Preferred Capital Corporation") since its formation in November 1996. Mr. Ford was Chairman of the Board of First Madison Bank, FSB from 1993 to 1994 and Chairman of the Board and Chief Executive Officer of First Gibraltar Bank, FSB from 1988 through 1993, both predecessors of California Federal. Mr. Ford served as the Chairman of the Board and Chief Executive Officer of First United Bank Group from 1993 through 1994. Mr. Ford is Chairman of the Board of First Nationwide Mortgage Corporation ("FNMC"). Mr. Ford is also Chairman of the Board and Chief Executive Officer of Liberte Investors Inc. and a Director of McMoRan Exploration Co.

  Mr. Gittis has served as a Director of Golden State since September 1998 and served as a Director of California Federal and its predecessors from 1988 to 1998. Mr. Gittis was previously Vice Chairman of the Board and a Director of Parent Holdings, Golden State's predecessor, from its inception in 1994 until its merger with Golden State. Mr. Gittis has been Vice Chairman and Chief Administrative Officer of Mafco Holdings Inc. ("Mafco Holdings"), MacAndrews & Forbes Holdings Inc. ("MacAndrews & Forbes") and various of its affiliates since 1985. Mr. Gittis is a Director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"): Jones Apparel Group, Inc., Loral Space and Communications, Ltd., Golden State Holdings, M&F Worldwide Corp. ("MFW"), Panavision Inc., Revlon, Inc. ("Revlon"), Revlon Consumer Products Corporation ("Products Corporation"), REV Holdings Inc. ("REV Holdings"), Rutherford-Moran Oil Corporation and Sunbeam Corporation.

  Mr. Kooken has served as a Director of Golden State since its formation in 1997 and previously served as a Director of Glendale Federal Bank from 1992 until its merger with California Federal. Mr. Kooken has served as a Director of California Federal since September 1998. Mr. Kooken retired as Vice Chairman and Chief Financial

Officer of Security Pacific Corporation in 1992 after 32 years with the company. Mr. Kooken is also a Director of The Centris Group, Inc. and of Pacific Gulf Properties, Inc.

  Mr. Perelman has served as a Director of Golden State since September 1998 and served as a Director of California Federal and its predecessors from 1988 to 1998. Mr. Perelman was also the Chairman of the Board and a Director of Parent Holdings, Golden State's predecessor, since its inception in 1994 until its merger with Golden State. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of Mafco Holdings, MacAndrews & Forbes and various of its affiliates since 1980. Mr. Perelman is also Chairman of the Executive Committee of the Board of MFW and is Chairman of the Board of Revlon, Products Corporation, Meridian Sports Incorporated ("Meridian") and Panavision Inc. Mr. Perelman is a Director of the following corporations which file reports pursuant to the Exchange Act: Golden State Holdings, MFW, Meridian, Panavision Inc., Products Corporation, Revlon and REV Holdings. (On December 27, 1996, Marvel Entertainment Group, Marvel (Parent) Holdings Inc., Marvel Holdings Inc. and Marvel III Holdings Inc., of which Mr. Perelman was a Director on such date, and several subsidiaries of Marvel filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy
Code).

  Mr. Sayles has served as a Director of Golden State since 1997 and previously served as a Director of Glendale Federal Bank from 1997 until its merger with California Federal. Mr. Sayles has served as a Director of California Federal since September 1998. Mr. Sayles has been Vice President, Government and Community Affairs for Sempra Energy since 1998. From July 1991 until December 1992, he was Commissioner of Corporations of the State of California. From January 1993 until December 1993, he was Secretary of the Business, Transportation and Housing Agency of the State of California. Mr. Sayles was Vice President of Pacific Enterprises from January 1994 to 1998 and was Senior Vice President, Consumer Markets of Energy Pacific, a joint venture between Pacific Enterprises and Enova Corporation from January 1997 to 1998.

  Ms. Tellez has served as a Director of Golden State since 1997 and previously served as a Director of Glendale Federal Bank from 1997 until its merger with California Federal. Ms. Tellez has served as a Director of California Federal since September 1998. Ms. Tellez has been President and Chief Executive Officer of Health Net since November 1998. She is a member of the Boards of Directors of the California Association of Health Plans, Holy Names College, the Institute for the Future, S. H. Cowell Foundation and Asian Community Mental Health Services. She is also a Member of the Advisory Panel of the University of San Francisco's School of Dentistry. From December 1978 until June 1994 she was Vice President and Regional Manager of the Kaiser Foundation Health Plan. From June 1994 until June 1997 she was a Senior Vice President of Blue Shield of California. From July 1997 to September 1998, she was President and Chairman of Prudential Health Care of California, Inc.

  Mr. Webb has served as President, Chief Operating Officer and a Director of Golden State since September 1998 and as the President, Chief Operating Officer and a Director of California Federal and its predecessors since 1988, and of Preferred Capital Corporation since its formation in November 1996. Mr. Webb has also been President and Chief Operating Officer of Golden State Holdings since its formation in 1998. Mr. Webb served as President, Chief Executive Officer and a Director of First Madison Bank, FSB from 1993 through 1994 and as President, Chief Operating Officer and a Director of First Gibraltar Bank, FSB from 1988 through 1993, both predecessors of California Federal. Mr. Webb also serves as a Director of FNMC.

Meetings and Committees:

  Golden State became the indirect holding company for California Federal on the Merger Date. Prior to the Merger Date and in 1998, Golden State's Board of Directors met twelve times and after the Merger Date, Golden State's Board of Directors met two times. Prior to the Merger Date, Golden State had three standing Committees: Executive, Audit and Stock Option. On October 7, 1998, the Board of Directors established in accordance with the Bylaws of Golden State three additional committees that it determined to be appropriate for the conduct of the business of Golden State: Compensation, Glendale Goodwill Litigation and Cal Fed Goodwill Litigation Committees, and terminated the Stock Option Committee, whose duties were assumed by the Compensation Committee.

  The Executive Committee, which, with certain exceptions, may exercise the authority of the Board of Directors when the Board is not in session, met six times in 1998, all prior to the Merger Date.

  The Audit Committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent auditors. During 1998, this Committee met six times, five of which were prior to the Merger Date.

  The Stock Option Committee was terminated by the Board of Directors in October 1998, and prior to that time, administered Golden State's Stock Option and Long-Term Performance Incentive Plan. During 1998, this Committee met one time.

  The Compensation Committee was established by the Board of Directors in October 1998 and approves compensation for Messrs. Ford and Webb and reviews compensation of all officers of its subsidiaries, other than those of California Federal, which has its own Compensation Committee. During 1998, this Committee met one time.

  The Glendale Goodwill Litigation Committee was established by the Board of Directors in October 1998 and is vested with the powers and rights of the Board of Directors with respect to all matters related to the action titled Glendale Federal Bank, F.S.B. v. United States of America, Civil Action No. 90-772C, U.S. Court of Federal Claims (the "Glendale Goodwill Litigation") and the Litigation Tracking Warrants(TM). During 1998, this Committee met two times.

  The Cal Fed Goodwill Litigation Committee was established by the Board of Directors in October 1998 and is vested with the powers and rights of the Board of Directors with respect to all matters related to the action titled California Federal Bank, A Federal Savings Bank v. United States of America, Civil Action No. 92-138C, U.S. Court of Federal Claims (the "California Federal Goodwill Litigation") and the California Federal Litigation Participation Recovery Interests ("CALGZs") and the Cal Fed Secondary Contingent Litigation Participation Interests ("CALGLs"). During 1998, this Committee met two times.

  The Board of Directors of Golden State acts as the Nominating Committee of Golden State and identifies, recruits, evaluates and nominates individuals for election as directors of Golden State. The Bylaws of Golden State provide that nominations of candidates for election as directors may be made (i) by, or at the direction of, a majority of the Board of Directors, or (ii) by any stockholder entitled to vote at the Annual Meeting. Nominations, other than those made by, or at the direction of, the Board of Directors, must be delivered to, or mailed and received at, the principal executive offices of Golden State, addressed to the Secretary of Golden State, not less than five days prior to the scheduled date of the meeting, regardless of any postponements or adjournments of that meeting to a later date. The Board of Directors may reject any nomination by a stockholder not so timely made.

  Subsequent to September 11, 1998, the Golden State Board of Directors met twice. Mr. Perelman, who was elected to the Board on such date, was unable to attend one of these meetings.

                BENEFICIAL OWNERSHIP OF GOLDEN STATE SECURITIES

By Management

  The following table sets forth information as of February 28, 1999, concerning the shares of Golden State common stock beneficially owned by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of Golden State as a group.

  Title
   of                                                                    Amount and Nature of Percent of
  Class                      Name of Beneficial Owner                    Beneficial Ownership   Class
  -----                      ------------------------                    -------------------- ----------
 Common   Paul M. Bass..................................................           5,000(1)         *
 Common   George W. Bramblett...........................................           1,200            *
 Common   Bob Bullock...................................................               0            *
 Common   Brian P. Dempsey..............................................          35,500(2)         *
 Common   Christie S. Flanagan..........................................           7,000            *
 Common   Gerald J. Ford................................................      16,763,782(3)      12.5%
 Common   Howard Gittis.................................................          10,000            *
 Common   John F. King..................................................          25,300(4)         *
 Common   John F. Kooken................................................          38,404(5)         *
 Common   Gabrielle K. McDonald.........................................               0            *
 Common   Lacy G. Newman, Jr............................................          25,000(6)         *
 Common   Ronald O. Perelman............................................      45,499,525(7)      33.9%
 Common   B. M. Rankin, Jr..............................................          21,000(8)         *
 Common   Thomas S. Sayles..............................................           5,000(9)         *
 Common   Robert Setrakian..............................................           4,000(10)        *
 Common   James R. Staff................................................               0            *
 Common   Cora M. Tellez................................................           5,280(9)         *
 Common   Stephen J. Trafton............................................           1,300(11)        *
 Common   Carl B. Webb..................................................          50,000            *
 Common   All directors and executive officers as a group (30 persons)..      62,862,478(12)     46.8%

--------
  *  Less than one percent of the outstanding shares in each case.

 (1) Shares are held in an IRA, over which Mr. Bass has sole voting and investment power.

 (2) Voting and investment power are shared as to 500 shares. Includes options to acquire 35,000 shares.

 (3) Represents shares of common stock received by Hunter's Glen/Ford, Ltd., a Texas limited partnership, in connection with the merger of Golden State and Parent Holdings. Mr. Ford is the indirect beneficial owner of all of the outstanding capital stock of Ford Diamond Corporation, the general partner of Hunter's Glen/Ford, Ltd. Accordingly, Mr. Ford may be deemed to be the beneficial owner of all of the shares of common stock owned by Hunter's Glen/Ford, Ltd. Also includes 1,108,064 shares acquired by Hunter's Glen/Ford, Ltd. on January 21, 1999 in connection with certain payments made pursuant to the plan of reorganization pursuant to which Golden State and Parent Holdings were merged (See "Certain Relationships and Related Transactions").

 (4) Includes options to acquire 25,000 shares. Mr. King's options are held by a family trust of which he is a trustee.

 (5) Includes options to acquire 25,000 shares. 10,904 of Mr. Kooken's shares are held jointly with his spouse.

 (6) Shares are held by Lacy G. Newman, Jr. and Amy Newman, as trustees of The Newman Family Trust.

 (7) Represents shares of common stock received by GSB Investments Corp., the successor in interest to First Gibraltar Holdings Inc., in connection with the merger of Golden State and Parent Holdings. Mr. Perelman is the indirect beneficial owner of all of the outstanding capital stock of GSB Investments Corp. Accordingly, Mr. Perelman may be deemed to be the beneficial owner of all of the shares of common stock owned by GSB Investments Corp. The shares of common stock owned by GSB Investments Corp., and the capital stock of any intermediate holding companies affiliated with Mafco Holdings, are or may be from time to time pledged to secure obligations of Mafco Holdings and its affiliates. Also includes 4,432,255 shares acquired by GSB Investments Corp. in connection with certain post-merger payments made pursuant to the plan of reorganization pursuant to which Golden State and Parent Holdings were merged (See "Certain Relationships and Related Transactions").

 (8) Includes 20,000 shares as to which Mr. Rankin by power of attorney has sole investment and voting authority and 1,000 shares as to which Mr. Rankin has shared investment authority.

 (9) Includes options to acquire 5,000 shares.

(10) Shares are held by Robert Setrakian as trustee of the Robert Setrakian 1987 Trust U/A DTD 11/30/87.

(11) 1,300 shares of common stock are held as Trustee of the Trafton Family Trust, for which voting authority is shared.

(12) Includes an aggregate of 410,000 shares which the directors and executive officers have the power to acquire pursuant to outstanding options granted under the Golden State Stock Option and Long-Term Performance Incentive Plan. Also includes 50,704 shares as to which voting and investment power are shared and 5,187 shares invested in the Common Stock Fund of California Federal's 401(k) Plan over which the trustee for the Plan has sole voting authority and shared investment authority.

  The following table sets forth information as of February 28, 1999 concerning the number of Litigation Tracking Warrants(TM) of Golden State (sometimes referred to as "LTWs") beneficially owned by each director of Golden State, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of Golden State as a group.

Title
of                                                                    Amount and Nature of Percent of
Class                     Name of Beneficial Owner                    Beneficial Ownership   Class
-----                     ------------------------                    -------------------- ----------
 LTW   Paul M. Bass..................................................             0              *
 LTW   George W. Bramblett...........................................             0              *
 LTW   Bob Bullock...................................................             0              *
 LTW   Brian P. Dempsey..............................................        35,500(1)           *
 LTW   Howard Gittis.................................................             0              *
 LTW   Christie S. Flanagan..........................................         7,000              *
 LTW   Gerald J. Ford................................................       500,000(2)           *
 LTW   John F. King..................................................        25,300(3)           *
 LTW   John F. Kooken................................................        38,404(4)           *
 LTW   Gabrielle K. McDonald.........................................             0              *
 LTW   Lacy G. Newman, Jr............................................             0              *
 LTW   Ronald O. Perelman............................................             0              *
 LTW   B. M. Rankin, Jr..............................................             0              *
 LTW   Thomas S. Sayles..............................................         5,000(5)           *
 LTW   Robert Setrakian..............................................             0              *
 LTW   James R. Staff................................................             0              *
 LTW   Cora M. Tellez................................................         5,000(5)           *
 LTW   Stephen J. Trafton............................................         1,300(6)           *
 LTW   Carl B. Webb..................................................             0              *
 LTW   All directors and executive officers as a group (30 persons)..       934,504(7)        1.29%

--------
 *  Less than one percent of the outstanding warrants in each case.

(1) Includes options to acquire 35,000 LTWs.

(2) Purchased and held of record by Turtle Creek Revocable Trust, a revocable trust organized under the laws of the State of Texas of which Gerald J. Ford is the sole grantor and trustee.

(3) Includes options to acquire 25,000 LTWs. Mr. King's options are held by a family trust of which he is the trustee.

(4) Includes options to acquire 25,000 LTWs. 10,904 of Mr. Kooken's LTWs are held jointly with his spouse.

(5) Includes options to acquire 5,000 LTWs.

(6) Held as Trustee of the Trafton Family Trust, for which voting authority is shared.

(7) Includes an aggregate of 410,000 LTWs which the directors and executive officers have the power to acquire pursuant to outstanding options granted under the Golden State Stock Option and Long-Term Performance Incentive Plan. Also includes 12,204 shares as to which voting and investment power are shared.

By Others

  Golden State is not aware of any person, other than the persons disclosed in the "By Management" section above, who is the beneficial owner of more than 5% of the outstanding shares of common stock.

  Golden State is not aware of any person who is the beneficial owner of more than 5% of the outstanding Litigation Tracking Warrants(TM).

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and officers of the Company and persons who own more than 10% of any class of equity securities of the Company registered under such Act to file with the Securities and Exchange Commission, the New York Stock Exchange, the Pacific Exchange and the Company initial reports of ownership and reports of changes in ownership of such securities. Based solely upon a review of such reports filed with the Company and a review of representation letters from the directors and officers of the Company that no Form 5 under such Act was required to be filed by them in respect of 1998, the Company believes that all such reports were timely filed in 1998 by such directors and officers, with the exception that Edward G. Harshfield, who was an executive officer of the Company from September 1998 through December 1998, made a late filing of a Form 3 which disclosed that Mr. Harshfield did not own any equity securities of Golden State.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The following table summarizes the compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during 1998 for services rendered in all capacities to the Company, Parent Holdings and/or their subsidiaries and their compensation during 1997 and 1996 for services rendered in all capacities to Parent Holdings and/or its subsidiaries. The table also summarizes the compensation earned by the former Chief Executive Officer who served prior to the Merger Date.

                          Summary Compensation Table

                                 Annual Compensation
                                ---------------------   Other Annual      All Other
Name & Principal Position  Year   Salary   Bonus (1)  Compensation (2) Compensation (3)
-------------------------  ---- ---------- ---------- ---------------- ----------------
Gerald J. Ford...........  1998 $2,000,000 $  600,000     $303,470         $ 97,152
 Chief Executive Officer   1997  1,500,000    375,000      194,150           71,197
                           1996  1,500,000    300,000      162,752           64,152
Carl B. Webb (4).........  1998  1,200,000  1,344,550       60,948           74,734
 Chief Operating Officer
  and                      1997    900,000  1,117,500        1,637           96,617
 President                 1996    900,000    300,000          --            56,902
James R. Staff (4).......  1998    700,000    757,175        1,566          122,179
 Executive Vice President
  and                      1997    650,000    736,250          780           53,559
 Chief Financial Advisor   1996    533,352    250,000          --            49,418
Christie S. Flanagan
 (4).....................  1998    700,000    734,650        1,549          126,691
 Executive Vice President
  and                      1997    700,000    777,500          833           55,856
 General Counsel           1996    700,000    120,000          --            53,971
Lacy G. Newman, Jr. (4)..  1998    500,017    523,514          666           38,999
 Executive Vice President  1997    475,000    466,875        1,174           34,456
 and Chief Credit Officer  1996    475,016    408,505          --            54,892
Stephen J. Trafton (5)...  1998    175,006          0            0              871
 Executive Vice President

--------
(1) Bonus includes (i) annual incentive bonus and (ii) amounts awarded with respect to California Federal's annual net income pursuant to the Deferred Executive Compensation Plan (as described in the "Report of the Compensation Committee on Executive Compensation") of $944,550, $557,175, $559,650 and $398,514 for Messrs. Webb, Staff, Flanagan and Newman, respectively, in 1998, and $742,500, $536,250, $577,500 and $391,875 for
    Messrs. Webb, Staff, Flanagan and Newman, respectively, in 1997. Amounts awarded in 1997 and 1998 under the Deferred Executive Compensation Plan were paid in 1998 in connection with the termination of this plan.

(2) Other Annual Compensation includes amounts (i) reimbursed for payment of taxes for all named executives, (ii) paid by the Company for personal use of airplanes by Messrs. Ford and Webb in the amounts of $215,142 and $37,970, respectively, in 1998, and by Mr. Ford in the amounts of $187,730 and $162,752 in 1997 and 1996, respectively and (iii) club membership fees for Mr. Ford in the amount of $79,533, which included a one-time initiation fee of $50,000 in 1998. None of the other named executives had perquisites or personal benefits that exceeded the aggregate amount of the lesser of either $50,000 or 10% of the total of annual salary and bonus reported herein for such officer.


(3) All Other Compensation includes:

  (i) California Federal's contributions to the 401(k) plan of $9,086, in 1998, $8,871 in 1997 and $8,571 in 1996, respectively, for each of Messrs. Ford, Webb, Staff, Flanagan and Newman,

  (ii) California Federal's contribution to the Supplemental Employees' Investment Plan for Messrs. Ford, Webb, Staff, Flanagan and Newman, respectively in the amounts of $86,914, $62,916, $110,519, $111,644 and $28,416 in 1998; in the amounts of $58,628, $85,630, $42,130,
       $42,128 and $24,129 in 1997; and in the amounts of $54,429, $45,430,
       $38,430, $40,629 and $44,440 in 1996,

  (iii) premiums on group term life insurance paid by California Federal for Messrs. Ford, Webb, Staff, Flanagan and Newman, respectively, in the amounts of $1,152, $696, $1,152, $2,808 and $696 in 1998; in the amounts of $1,152, $696, $1,152, $1,800 and $696 in 1997; and in the amounts of
        $1,152, $696, $696, $1,800 and $696 in 1996, and

  (iv) premiums on supplemental life insurance paid by the California Federal for Messrs. Webb, Staff, Flanagan and Newman, respectively, in the amounts of $2,036, $1,422, $3,153 and $801, in 1998; for Messrs. Ford,
        Webb, Staff, Flanagan and Newman, respectively, in the amounts of $2,546, $1,420, $1,406, $3,057 and $760 in 1997; and for Messrs. Webb,
        Staff, Flanagan and Newman, respectively, in the amounts of $2,205, $1,721, $2,971 and $1,185 in 1996.

(4) Does not include payments made by First Nationwide Holdings Inc., the parent of California Federal prior to the Merger Date, under its long term management incentive plan as described in the "Report of the Compensation Committee on Executive Compensation" to (i) Messrs. Webb, Staff, Flanagan and Newman in the amounts of $15 million, $4 million, $4 million and $4 million, respectively in 1998, and (ii) Mr. Webb in the amount of $10 million in 1996.

(5) Mr. Trafton became an Executive Vice President of the Company on the Merger Date. Mr. Trafton's compensation in the table reflects amounts paid in his capacity as Executive Vice President by the Company in 1998 after the Merger Date. Prior to the Merger Date, Mr. Trafton served as Chief Executive Officer of the Company and of Glendale Federal Bank and in that capacity was paid prior to the Merger Date (i) Salary in the amount of $556,904; (ii) Bonus in the amount of $700,000; and (iii) All Other Compensation in the amounts of $4,396,294 for severance payments and $3,998 for insurance premiums.

Stock Options/SAR Grants

  There were no grants of stock options or freestanding SARs in 1998.

Stock Options/SAR Exercises

  The following table sets forth information concerning the stock option exercises for the year ended December 31, 1998. There were no SAR exercises in 1998.

    AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 1998
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                         Number of Securities      Value of Unexercised
                                                        Underlying Unexercised         In-the-Money
                                                            Options/SARs at           Options/SARs at
                                                         December 31, 1998 (#)     December 31, 1998 ($)
                                                       ------------------------- -------------------------
                            Shares
                         Acquired on       Value
Name                     Exercise (#)   Received ($)   Exercisable/Unexercisable Exercisable/Unexercisable
----                     ------------   ------------   ------------------------- -------------------------
Gerald J. Ford..........          0               0                 0                         0
Carl B. Webb............          0               0                 0                         0
Christie S. Flanagan....          0               0                 0                         0
James R. Staff..........          0               0                 0                         0
Lacy G. Newman, Jr......          0               0                 0                         0
Stephen J. Trafton......  1,500,000(1)   29,760,776(2)              0                         0

--------
(1) Includes (a) 80,000 shares of common stock acquired by The Stephen J. and Diane L. Trafton Family Partnership, L.P. and (b) 333,334 shares of common stock and an equal number of Litigation Tracking Warrants(TM) relating to an option exercise that involved a cash payment instead of the receipt of any shares or Litigation Tracking Warrants(TM). Mr. Trafton also received 416,000 Litigation Tracking Warrants(TM) in connection with another option exercise.

(2) Includes $2,340,000 received by The Stephen J. and Diane L. Trafton Family Partnership, L.P. and also includes the value of 750,000 Litigation Tracking Warrants(TM).

Pension Plans

  Golden State does not sponsor a defined benefit or actuarial plan under which benefits are determined by final compensation (or average final compensation) and years of service. With respect to the Glendale Federal Retirement Plan ("Glendale Federal Plan") which was a defined benefit pension plan sponsored by Golden State's former subsidiary, Glendale Federal Bank, effective as of the Merger Date (1) California Federal assumed sponsorship of the Glendale Federal Plan and (2) the Glendale Federal Plan was frozen so that no future benefits may be accrued under it, with the exception that, if certain participants in the Glendale Federal Plan terminate employment with California Federal prior to September 12, 1999, certain severance benefits and service after the Merger Date may be counted for purposes of calculating benefits. The benefit provided under the Glendale Federal Plan generally was an annual benefit payable at normal retirement age equal to a percentage of the participant's final average salary multiplied by the participant's years of credited service. As a result of the Glendale Federal Plan having been frozen, with the exception discussed above, final average salary and service of the participant are based only on the salary and service of the participant prior to the Merger Date. Messrs. Ford, Webb, Flanagan, Newman and Staff do not participate in the Glendale Federal Plan. At the Merger Date, Mr. Trafton had eight years of credited service under the Plan. His benefit is estimated to be approximately $22,400 per year, payable as a single life annuity. If he instead elects a different form of benefit (for example, a benefit payable for his life and the life of a beneficiary), the annual benefit will be lower.

  With respect to any other defined benefit or actuarial plans maintained by other banks acquired by California Federal, these plans have been frozen so that, in general, no future benefits will accrue under them. None of the named executive officers participates in any such plans.

Compensation of Directors

  Annual Fees and Meeting Fees. Each director of Golden State who is not an officer of the Company, or any of its subsidiaries, or of MacAndrews & Forbes, or any of its subsidiaries (an "Outside Director"), is paid an annual retainer of $30,000 ("Board Retainer"). Each Outside Director is also paid $1,500 for each meeting of the Board of Directors of Golden State attended and $750 for each Golden State committee meeting attended. Each Outside Director who chairs a standing committee of the Board of Directors is also paid an annual retainer of $4,000.

  Directors' Retirement Plan. Prior to September 1998, Glendale Federal Bank maintained a retirement plan for non-employee directors who had previously served on its Board of Directors or on the Board of Directors of Glendale Federal Bank's former parent, GLENFED, Inc. (collectively for purposes of this section the "Glendale Board"). The plan provided that a non-employee director who had at least five years, except as indicated below, of Glendale Board service (including service on the board of an institution acquired by Glendale Federal Bank) would, after termination of Glendale Board membership, be entitled to receive a monthly benefit equal in amount to one-twelfth of the annual Glendale Board retainer in effect at the time of termination plus the monthly fee paid at such time for attending a Glendale Board meeting, for the number of years equal to the number of years of Glendale Board service, but not to exceed twenty years. A director leaving the Glendale Board with less than five years of Glendale Board service only received such benefit if the director retired at the Annual Meeting of Glendale Federal Bank immediately following attainment of age 70. Payments under the plan normally commenced immediately following the director's termination.

  In connection with the Mergers, the Director's Retirement Plan was terminated and a lump sum payment was made to all active and retired directors equal to the sum of the monthly retirement benefits payable under the plan without application of any discount factor, all in accordance with plan provisions. Mr. Dempsey, Mr. King, Mr. Kooken, Mr. Sayles and Ms. Tellez received $327,600, $214,500, $288,600, $46,800, and $46,800, respectively.

  Stock Options. Prior to the Merger Date, each Director of Golden State received annual option grants relating to 5,000 shares of Golden State common stock. Effective May 29, 1998, these options also became exercisable for an equivalent number of LTWs. The option plan pursuant to which these grants were made terminated as to the granting of additional options in August 1998. Options granted pursuant to this plan are held by Mr. Dempsey, Mr. King, Mr. Kooken, Mr. Sayles and Ms. Tellez and are included in the stock ownership tables in "Beneficial Ownership of Golden State Securities" above.

Employment Contracts, Termination of Employment and Change in Control

  Ford Employment Agreement. Mr. Ford has entered into an employment agreement with California Federal calling for his continued employment by California Federal in his current executive capacity with an annual base salary of $1,000,000. The term of this agreement extends through December 31, 2000 and provides for, among other things, a life insurance policy on the life of Mr. Ford in an amount equal to three times his base salary. If the employment agreement is terminated by California Federal without cause or by Mr. Ford with good reason (as described therein) prior to the scheduled termination date, Mr. Ford would receive payments of base salary and benefits due for the balance of the term with a minimum payment of one year's salary and benefits.

  Ford Consulting Agreement. Mr. Ford has entered into a consulting agreement with First Nationwide Management Inc. ("First Nationwide Management") providing for the payment to his affiliate of annual consulting fees of $2,000,000 for 1998, $2,200,000 in 1999 and $2,400,000 in 2000 and certain other related expenses. The consulting agreement further provides that the annual consulting fees to be paid by First Nationwide Management during any calendar year shall be reduced by the base salary paid by California Federal to Mr. Ford during such calendar year and that the annual consulting fees are subject to adjustment from time to time as may be approved by the First Nationwide Management Board of Directors. Pursuant to an arrangement between First Nationwide Management and First Nationwide Holdings Inc. ("First Nationwide Holdings"), such consulting fees and other related expenses paid by First Nationwide Management were charged to First Nationwide Holdings prior to the Merger Date and to Golden State Management Inc. ("Golden State Management"), a subsidiary of Golden State, after the Merger Date. This Consulting Agreement was assumed by Golden State Management in connection with the purchase of all of the outstanding shares of First Nationwide Management as of December 1, 1998.

  Executive Employment Agreements. Messrs. Webb, Staff, Flanagan and Newman have entered into employment agreements with California Federal calling for their continued employment by California Federal in their current executive capacities. All agreements are substantially similar in their terms except that Messrs. Webb, Staff and Newman's employment agreements terminate December 31, 2000 and Mr. Flanagan's terminates May 31, 1999 and except that Mr. Flanagan's agreement provides for a $20,000 "substitution" bonus which was paid in 1996. If any of these agreements are terminated without cause or by the executive with good reason (each as described therein) prior to the respective scheduled termination dates, the relevant executive would receive payments of base salary and benefits due for the balance of the term with a minimum payment of one year's salary and benefits. Additionally, each employment agreement provides for a life insurance policy on the life of the insured in an amount double the base salary payable by California Federal to such individual. Pursuant to such employment agreements, the annual base salaries payable by California Federal to Messrs. Webb, Staff, Flanagan and Newman are $1,200,000, $700,000, $700,000 and $500,000, respectively, which are subject to adjustment from time to time by the Board of Directors. Pursuant to certain services agreements for the provision of services to First Nationwide Management and Golden State Management, all as more specifically described below (see "Certain Relationships and Related Transactions"), a portion of the salaries for Messrs. Webb, Staff and Flanagan were paid by First Nationwide Management prior to the Merger Date and by Golden State Management after the Merger Date such that the annual net base compensation payable by California Federal for Messrs. Webb, Staff, and Flanagan, respectively in 1998 was $840,000, $398,993 and $399,000.

  Litigation Management Agreement. Effective on the Merger Date, Golden State, Glendale Federal and California Federal entered into a Litigation Management Agreement (the "Litigation Management Agreement") with Stephen J. Trafton and another executive officer, Richard A. Fink (collectively, the "Litigation Managers"), whereby Golden State and California Federal employed and retained the Litigation Managers to manage and pursue the Glendale Goodwill Litigation and the California Federal Goodwill Litigation (collectively, the "Goodwill Litigation") and to oversee matters relating to the Litigation Tracking Warrants(TM), CALGZs and CALGLs in a manner consistent with the best interests of the holders of the securities of Golden State and California Federal. The Litigation Managers report directly to the Glendale Goodwill Committee with respect to the Glendale Goodwill Litigation and the Litigation Tracking Warrants(TM) and report directly to the Cal Fed Goodwill Committee with respect to matters related to the Cal Fed Goodwill Litigation and the CALGZs and CALGLs.

  The Litigation Managers have the powers to carry out their responsibilities in their sole discretion subject to periodic consultations with the appropriate Litigation Committee and the approval of such Litigation Committee with respect to any final settlement of the litigation, any decision to permanently abandon or otherwise cease to prosecute such litigation, or any decision to expend funds of Golden State or California Federal.

  Pursuant to such Litigation Management Agreement, the annual base salaries payable by Golden State and California Federal to Messrs. Trafton and Fink are $600,000 and $400,000, respectively. From the effective date of the Litigation Management Agreement of September 11, 1998 through and until December 31, 1998, Messrs. Trafton and Fink were paid $175,006 and $116,671, respectively. The Litigation Management Agreement also provides for (i) participation in employee welfare benefit plans, deferred compensation and other employee welfare benefit plans no less beneficial than that made available to any other Executive Vice President; (ii) office space, secretarial and clerical assistance, travel allowance and expense reimbursement; (iii) annual retirement benefits of $1,000,000 and $375,000 for Messrs. Trafton and Fink, respectively; and (iv) medical benefits for life for Messrs. Trafton and Fink and their spouses. In addition, the Litigation Managers are entitled to receive out of any recovery pursuant to the Goodwill Litigation an incentive fee in an amount equal to 0.25% of the aggregate value of the pre-tax recovery including post-judgment interest (whether paid in cash or noncash consideration, or in a lump sum or in installments) in respect of each of the Glendale Goodwill Litigation (the "Glendale Incentive Fee") and the California Federal Goodwill Litigation (the "California Federal Incentive Fee"). The Glendale Incentive Fee or the California Federal Incentive Fee, as the case may be, shall be payable upon the receipt of a final nonappealable judgment or in the event of a final settlement of the Glendale Goodwill Litigation or the California Federal Goodwill Litigation, respectively (whether or not any consideration in respect of such judgment or settlement has been received as of such time).

  Change of Control Provision in Incentive Plan. The Deferred Executive Compensation Plan (the "DECP") of California Federal, discussed under the "Report of the Compensation Committee on Executive Compensation" below, provided for payments to participants in the DECP in the event of a change of control of California Federal. The DECP was terminated in 1998 with no payment having been made under the change of control provision as the Compensation Committee of California Federal determined that the merger of California Federal and Glendale Federal Bank was not a change of control within the meaning of the DECP. California Federal advised the former participants in the DECP, including Messrs. Webb, Staff, Flanagan and Newman, that amounts that would have been payable under the change of control provisions of the DECP would, subject to development of a replacement change of control agreement and approval of the Compensation Committee of the Board of Directors of California Federal, be paid to the former participants in the DECP who remain employed by California Federal upon the earlier to occur of (1) a change of control of California Federal subsequent to the Merger Date or (2) December 31, 2002.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 Issuance of Shares to GSB Investments Corp. and Hunter's Glen/Ford, Ltd.

  Prior to the Merger Date, First Nationwide Holdings, the then immediate parent of California Federal, was owned (a) 80% by Parent Holdings, a wholly-owned indirect subsidiary of Mafco Holdings, all of the capital stock of which is owned by Mr. Perelman and (b) 20% by Hunter's Glen/Ford, Ltd. ("Hunter's Glen"), the general partner of which is Ford Diamond Corporation, of which Mr. Ford is the indirect beneficial owner of all of the outstanding capital stock. In accordance with the Agreement and Plan of Reorganization between Golden State, Parent Holdings, First Nationwide Holdings, Hunter's Glen and certain of their affiliates (the "Plan of Reorganization"), First Gibraltar Holdings Inc. ("First Gibraltar Holdings"), the parent of Parent Holdings, and Hunter's Glen received 41,067,270 and 15,655,718 shares of Golden State common stock, respectively, on the Merger Date for consideration of their ownership interests in Parent Holdings and First Nationwide Holdings. Pursuant to an internal reorganization, GSB Investments Corp. ("GSB Investments"), an indirect wholly owned subsidiary of Mafco Holdings, became the record holder of the 41,067,270 shares of common stock formerly held of record by First Gibraltar Holdings.

  The Plan of Reorganization also provides that First Gibraltar Holdings and Hunter's Glen, or their successors, are entitled to receive contingent additional shares of Golden State common stock after the Mergers under certain circumstances, including the use by Golden State of certain potential tax benefits resulting from certain net operating loss carryforwards of Parent Holdings, First Nationwide Holdings and California Federal and the realization of certain other potential tax benefits relating to the assets and liabilities of Golden State and Parent Holdings (collectively, the "Benefits"). The total value of the contingent shares issued in only one year is limited to $100 million. The Benefits for 1998 calculated in accordance with the Plan of Reorganization totaled $102,665,485 for: (a) federal income tax refunds received by California Federal in excess of the amounts recorded on California Federal's books as of the Merger Date and (ii) federal income tax savings resulting from the sale of the California Federal Florida branches (collectively, the "1998 Benefits"). On November 23, 1998, the Board of Directors approved the issuance of, and on January 21, 1999 Golden State did issue, 4,432,255 shares of common stock to GSB Investments, as successor to First Gibraltar Holdings, and 1,108,064 shares of common stock to Hunter's Glen for a total aggregate amount of $100 million. In accordance with the terms of the Plan of Reorganization, the amount of the 1998 Benefits in excess of $100 million was carried over and will be paid in 2000, subject to the limitations and conditions of the Plan of Reorganization.

 Other Relationships and Transactions with Mafco Holdings and its Subsidiaries

  Prior to the Merger Date, First Nationwide Holdings utilized and benefitted from certain business assets owned or leased by various indirect subsidiaries of Mafco Holdings ("Mafco Affiliates"). After the Merger Date, the Company's management concluded that it was desirable to continue the use of such assets for the Company's business and that it would be preferable to acquire such assets, and to obtain assignments of leases or enter into new leases with unaffiliated landlords, rather than continuing the various leases and rights to use that were in effect with the Mafco Affiliates. Accordingly, as described below, the Company or its wholly owned subsidiary, Golden State Management (a) purchased the stock of and a sole membership interest in certain Mafco Affiliates that owned the assets being used by the Company including GSB Aviation Inc. ("GSB Aviation"), First Nationwide Management, FGB Services Inc. ("FGB") and GSB Aviation (Two) LLC ("GSB LLC"), (b) assumed certain lease obligations relating to properties in Dallas and San Francisco from those Mafco Affiliates that had previously furnished these assets for use by the Company and (c) leased an apartment in New York used by Mr. Ford for Company business upon the expiration of the lease of that apartment by a Mafco Affiliate. The purchase price for the stock of GSB Aviation, First Nationwide Management and FGB was based upon, and was equal to, the net book value of the assets of these subsidiaries. The purchase price for the membership in GSB LLC was based upon the market value of its asset. With respect to the assignment of leases, the Company agreed to pay the rental costs and other payments required to be paid under such leases to unaffiliated third parties.

  Sale of Shares of GSB Aviation to Golden State Management. Effective November 4, 1998, Golden State Management purchased from RGI Group Incorporated, a wholly-owned indirect subsidiary of Mafco Holdings, all of the outstanding shares of stock (the "GSBA Shares") of GSB Aviation for $26,427,230. GSB Aviation's assets on the date of purchase consisted of a 1989 Gulfstream IV Business Jet (the "Aircraft"), spare parts for the Aircraft and other miscellaneous assets related to operation of the Aircraft (the "GSBA Assets"). GSB Aviation had no liabilities on the date of purchase. GSB Pilot Safety, LLC, which was a wholly-owned subsidiary of GSB Aviation ("GSB Pilot Safety" and collectively with GSB Aviation the "Aircraft Owner"), purchased the Aircraft and spare parts from an unaffiliated third party on June 4, 1998 for $25,415,000. GSB Pilot Safety was dissolved in June 1998 and, pursuant to the plan of dissolution, the Aircraft and certain spare parts were distributed to GSB Aviation on June 25, 1998. From January 1998 until the purchase of the GSBA Shares, the Aircraft Owner permitted Mr. Ford to use the GSBA Assets and other aircraft (collectively, the "Assets") for Company-related travel under an arrangement pursuant to which First Nationwide Management, acting on behalf of the Aircraft Owner, charged the Company's subsidiaries, First Nationwide Holdings prior to the Merger Date and Golden State Management after the Merger Date, for Mr. Ford's use of the Assets. The amount paid for such use during such period was $2,313,157. The Company believes that the terms of the sale of the GSBA Shares and the amount charged for Mr. Ford's use of the Assets were no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party.

  Sale of Shares of First Nationwide Management and of FGB to Golden State Management. On December 1, 1998, Golden State Management purchased from Trans Network Insurance Services ("TNIS"), a wholly-owned indirect subsidiary of Mafco Holdings, all of the outstanding shares of stock of (a) First Nationwide Management (the "FNM Shares") for $1,114,978 and (b) FGB (the "FGB Shares") for $149,097. First Nationwide Management's assets on the date of purchase consisted of office equipment and furniture, automobiles, business apartment furnishings and fine art used by the Company and consulting agreements, intercompany agreements and other miscellaneous personal property including cash and deposits having an aggregate book value of $1,114,978. First Nationwide Management had no liabilities. FGB's assets on the date of purchase consisted of a hunting camp lease and certain related leasehold improvements, fixtures, equipment and miscellaneous personal property used by the Company (collectively, the "FGB Assets") having an aggregate book value of $149,097. FGB had no liabilities. Certain of the FGB Assets, including leasehold improvements, fixtures, equipment, automobiles and other personal property, were acquired by FGB from unrelated third parties for a total of $160,227 within the two year period prior to the purchase of the FGB Shares. The Company believes that the terms for the purchase of the FNM Shares and the FGB Shares were no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party.

  Prior to December 1, 1998, FGB permitted Messrs. Ford and Webb and guests of the Company and of California Federal to use the FGB Assets under an arrangement pursuant to which First Nationwide Management charged the Company's subsidiaries, First Nationwide Holdings prior to the Merger Date and Golden State Management after the Merger Date, for the costs and expenses of the FGB Assets. The amount paid for such use during such period was $342,563. The Company believes that the amount charged for its right to use the FGB Assets was no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party.

  Purchase of Insurance Business and Assumption of Intercompany
Agreement. Effective on December 1, 1998, the Company acquired from TNIS, a wholly-owned indirect subsidiary of Mafco Holdings, its insurance agency business and associated liabilities ("TNIS Business") pursuant to which it marketed insurance products to California Federal's retail deposit and consumer loan customers, for the net book value of the TNIS Business which was $56,019. In connection therewith, the Company agreed to assume the obligations of TNIS under that certain agreement dated June 1, 1995 between California Federal and TNIS (the "TNIS Agreement"), whereby California Federal provides marketing and other support services to TNIS in connection with its insurance agency business. The service charges under this agreement were $1,371,473 during 1998. The Company believes that the terms for the purchase of the TNIS Business and the amounts charged under the TNIS Agreement were no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party.

  Assumption of Lease Obligations from First Gibraltar Holdings,
Inc. Effective December 1, 1998, the Company agreed to assume all costs and expenses of the executive offices in Dallas (the "Crescent Court Offices") used by the Dallas-based employees of the Company and leased by First Gibraltar Holdings, an indirect subsidiary of Mafco Holdings, under a lease agreement expiring in 2000 (the "Crescent Court Lease"). The Crescent Court Lease, as amended, requires an annual rent of $186,300 and the payment of certain maintenance and operating expenses. Prior to December 1, 1998, First Gibraltar Holdings permitted the Company to use the Crescent Court Offices under an arrangement pursuant to which First Nationwide Management, acting on behalf of First Gibraltar Holdings, charged the Company's subsidiaries, First Nationwide Holdings prior to the Merger Date and Golden State Management after the Merger Date, for such use. The amount paid for such use during such period was $150,438. The Company believes that the terms of the assumption of the Crescent Court Lease and the amount charged for the Company's right to use the Crescent Court Offices was no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party.

  Assumption of Lease Obligations from Andrews Group Incorporated. Effective December 1, 1998, the Company agreed to assume all leasehold obligations under a lease of an apartment in San Francisco (the "SF Apartment") used by Mr. Ford when working in the San Francisco office and leased by Andrews Group Incorporated, an indirect subsidiary of Mafco Holdings, under a month to month tenancy (the "SF Lease"). The SF Lease requires a monthly rent of $12,500 and the payment of certain utilities, maintenance and operating costs. Prior to December 1, 1998, Andrews Group Incorporated permitted Mr. Ford to use the SF Apartment under an arrangement pursuant to which First Nationwide Management, acting on behalf of the Andrews Group Incorporated, charged the Company's subsidiaries First Nationwide Holdings prior to the Merger Date and Golden State Management after the Merger Date, for such use. The amount paid for such use during that period was $133,859. Management believes that the terms of the assumption of the SF Lease and the amount charged for the Company's right to use the SF Apartment were no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party.

  New York Lease. MacAndrews & Forbes, a directly owned subsidiary of Mafco Holdings, leased an apartment in New York (the "New York Lease") and permitted Mr. Ford to use the apartment for Company-related business under an arrangement pursuant to which First Nationwide Management, acting on behalf of MacAndrews & Forbes, charged the Company's subsidiaries, First Nationwide Holdings prior to the Merger Date and Golden State Management after the Merger Date, the rental payments and other costs and expenses associated with the New York Lease. The amount paid for such use during 1998 was $85,250. Management believes that the terms and conditions of these arrangements were no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party. The New York Lease expired on December 31, 1998 and the Company then entered into a new lease of such apartment directly from the unrelated landlord.

  Sale of Sole Membership in GSB LLC to the Company. On February 5, 1999, the Company, purchased from RGI Group Incorporated, a wholly-owned indirect subsidiary of Mafco Holdings, the sole membership (the "Membership") in GSB LLC for $1,599,633. GSB LLC's sole asset consisted of a lease with an unaffiliated lessor dated May 1994 (the "Business Jet Lease") of a British Aerospace Hawker Business Jet (the "Business Jet") which included an option to purchase the Business Jet at a price based upon a percentage of the lessor's capitalized costs of the Business Jet (the "Lease Option Price"), which as of the date of the Membership purchase was approximately $2,850,370, and which Business Jet had a fair market value of $4,485,000 as established by an independent appraisal by Universal Jet Trading dated October 30, 1998. GSB LLC had no liabilities on the date of purchase. RGI assumed responsibility for the Business Jet Lease on or about September 1, 1997 from a former Mafco Affiliate by agreeing to pay the rental costs and other payments required to be paid under the Business Jet Lease. The Business Jet Lease was assigned to GSB LLC immediately prior to the Company's purchase of the Membership. The Company believes that the terms for the purchase of the Membership were no less favorable to the Company than the terms that were obtainable in an arm's-length transaction with an independent third party.

  During 1998, RGI permitted Mr. Webb to use the Business Jet for Company-related business under an arrangement pursuant to which First Nationwide Management, acting on behalf of the Business Jet lessee, charged the Company's subsidiaries, First Nationwide Holdings prior to the Merger Date and Golden State Management after the Merger Date, for Mr. Webb's use of the Business Jet. The amount paid for such use during such period was $1,142,401. The Company believes that the amount charged for Mr. Webb's use of the Business Jet was no less favorable to the Company than the terms that were obtainable in an arm's length transaction with an independent third party.

  Intercompany Cost Sharing Arrangements. The Company and its subsidiaries are insured under policies maintained by Mafco Holdings, and the Company and its subsidiaries reimburse Mafco Holdings for the portion of the cost of such policies attributable to coverage of the Company and its subsidiaries. The amount paid for such policies during 1998 was $1,798,007.

  Affiliate Services Agreement. The Company and Mafco Holdings entered into an Agreement for Provision of Services dated January 1, 1999 whereby the Company compensates Mafco Holdings for certain services that have been and continue to be provided by Mafco Holdings for the benefit of the Company, including the provision of office facilities and services, public relations, legal services, security services and legislative services (the "Services"). The Services are provided for a periodic fee in the sum of $125,000 per month.

  Tax Sharing Agreement. Prior to the Merger Date, for federal income tax purposes, California Federal, First Nationwide Holdings and Mafco Holdings were parties to a tax sharing agreement effective as of January 1, 1994 (the "Tax Sharing Agreement") pursuant to which (i) California Federal paid to First Nationwide Holdings amounts equal to the income taxes that California Federal would have been required to pay if it were to file a return separately from the affiliated group of which Mafco Holdings was the common parent
(the "Mafco Group") and (ii) First Nationwide Holdings paid to Mafco Holdings amounts equal to the income taxes that First Nationwide Holdings would have been required to pay if it were to file a consolidated return on behalf of itself and California Federal separately from the Mafco Group. The Tax Sharing Agreement allowed California Federal to take into account, in determining its liability to First Nationwide Holdings, any net operating loss carryovers that it would have been entitled to utilize if it had filed separate returns for each year since the formation of California Federal. The Tax Sharing Agreement also allowed First Nationwide Holdings to take into account, in determining its liability to Mafco Holdings, any net operating losses that it would have been entitled to utilize if it had filed a consolidated return on behalf of itself and California Federal for each year since the formation of California Federal. Accordingly, pursuant to the Tax Sharing Agreement, the benefit of any net operating losses generated by California Federal since its formation were retained by California Federal and First Nationwide Holdings.

  In connection with the Mergers for any taxable period ending after September 11, 1998, (i) the Company replaced Mafco Holdings and assumed all of the rights and obligations of Mafco Holdings under the Tax Sharing Agreement with respect to such taxable periods; (ii) Golden State Holdings replaced First Nationwide Holdings under the Tax Sharing Agreement and assumed all of the rights and obligations of First Nationwide Holdings under the Tax Sharing Agreement with respect to such taxable periods; and (iii) California Federal continued to be bound by the Tax Sharing Agreement. Mafco Holdings continued to be bound for all obligations accruing for taxable periods on or prior to September 11, 1998.

  Under federal tax law, Parent Holdings, First Nationwide Holdings and California Federal are subject to several liability with respect to the consolidated federal income tax liabilities of the Mafco Group for any taxable period during which Parent Holdings, First Nationwide Holdings or California Federal was, as the case may be, a member of such group. Therefore, Parent Holdings, First Nationwide Holdings or California Federal may be required to pay Mafco Holdings' consolidated federal tax liability notwithstanding prior payments made under the Tax Sharing Agreement by First Nationwide Holdings or California Federal to Mafco Holdings. Mafco Holdings has agreed, however, under the Tax Sharing Agreement, to indemnify First Nationwide Holdings and California Federal for any such federal income tax liability (and certain state and local tax liabilities) of Mafco Holdings or any of their subsidiaries (other than First Nationwide Holdings and California Federal) that First Nationwide Holdings or California Federal is actually required to pay.

  The amounts paid in 1998 pursuant to the Tax Sharing Agreement were (i) $19,366,550 by California Federal to First Nationwide Holdings, (ii) $12,561,957 by First Nationwide Holdings to Mafco Holdings, and (iii) $42,090,326 by California Federal to Golden State Holdings.

  Services Agreements with First Nationwide Management and Golden State Management. Prior to the Merger Date, pursuant to an Agreement for Provision of Services between California Federal and First Nationwide Management dated December 1, 1994 that terminated on September 11, 1998 (the "First Nationwide Management Services Agreement"), a portion of the salaries and benefits payable by California Federal in 1998 to Messrs. Webb, Staff and Flanagan was charged to First Nationwide Management. All of such amounts paid by First Nationwide Management were charged to First Nationwide Holdings prior to the Merger Date for services performed by these executives. The total amounts received by California Federal pursuant to the First Nationwide Management Services Agreement were approximately $1,491,000, $1,885,000 and $1,379,000 in 1998, 1997 and 1996, respectively, which amounts were included in the amounts allocated by First Nationwide Management to First Nationwide Holdings.

  After the Merger Date, pursuant to an Agreement for Provision of Services between California Federal and Golden State Management effective September 12, 1998 (the "Golden State Management Services Agreement"), California Federal charged Golden State Management for a portion of the salaries and benefits payable by California Federal in 1998 to Messrs. Webb, Staff and Flanagan. The total amounts received by California Federal pursuant to the Golden State Management Services Agreement were approximately $312,000 in 1998.

  Loan to GS Escrow Corp. by Affiliate. On August 6, 1998, GS Escrow Corp. ("GS Escrow"), an affiliate of First Nationwide Holdings, issued $2 billion in debt securities (the "Debt Issuance") consisting of various floating rate notes (the "Floating Rate Notes") and fixed rate notes (the "Fixed Rate Notes"). The Fixed Rate Notes and the Floating Rate Notes are collectively referred to as the "GS Escrow Notes". Simultaneously with the issuance of the GS Escrow Notes, TNIS loaned approximately $46 million to GS Escrow and GS Escrow deposited the proceeds of such loan, together with the net proceeds of the issuance of the GS Escrow Notes, in escrow pursuant to an escrow agreement. Such loan bore interest at a rate equal to TNIS' cost of capital and was an unsecured obligation of GS Escrow. Such loan matured upon the consummation of the Debt Issuance and certain related transactions. Management believes that the terms and conditions of such loan were no less favorable than the terms that were obtainable in an arm's length transaction with an independent third party.

  Rate Lock Agreements. On May 29, 1998, TNIS, the then indirect parent of First Nationwide Holdings and Salomon Brothers Holding Company ("Salomon"), entered into two interest rate lock agreements (the "Rate Lock Agreements"). TNIS entered into the Rate Lock Agreements for the benefit of First Nationwide Holdings in order to hedge against an increase in interest rates. Pursuant to the Rate Lock Agreements, if the applicable interest rates payable on certain U.S. Treasury Securities were higher at the time that the Fixed Rate Notes were priced than the interest rates payable on such U.S. Treasury Securities on May 29, 1998 by a certain amount, then Salomon would have been required to make a payment to TNIS. Since the interest rates payable on such U.S. Treasury Securities at the time the Fixed Rate Notes were priced were less than the interest rates payable on such U.S. Treasury Securities on May 29, 1998 by a certain amount, TNIS was required to make a comparable payment to Salomon. Pursuant to the Rate Lock Agreements, TNIS paid Salomon approximately $10.0 million on July 31, 1998. On September 14, 1998, Golden State Holdings, as successor to First Nationwide Holdings, reimbursed TNIS for such payment made by TNIS to Salomon pursuant to the Rate Lock Agreements, plus TNIS' cost of capital applied to the payment made. Management believes that the terms and conditions of this arrangement were no less favorable than the terms that were obtainable in an arm's length transaction with an independent third party.

 Other Transactions

  Tender of Notes. Pursuant to a tender offer by First Nationwide Holdings in September 1998, Mr. Ford and Mr. Webb tendered 12 1/4% senior notes of First Nationwide Holdings due 2001 in the principal amounts of $5 million and $500,000, respectively, which tender was accepted by First Nationwide Holdings. Mr. Ford and Mr. Webb each received $1,098.18 plus accrued interest for each $1,000 of such notes tendered.

  Redemption of Preferred Stock. In March 1998, First Nationwide Holdings redeemed the 1,666.7 shares of a series of its preferred stock then held by an affiliate of Mr. Ford at the liquidation value of $15,000 per share. In connection with this redemption, such affiliate contributed to the capital of First Nationwide Holdings, without any payment therefor, 52.8 shares of another series of First Nationwide Holdings' preferred stock having a liquidation value of $0.8 million.

  Sale of Art to Mr. Ford. On December 15, 1998, Mr. Ford acquired four pieces of fine art from California Federal for an aggregate purchase price based upon, and equal to, the aggregate appraised value of $270,897. The aggregate appraised value was determined by independent third party appraisals dated November 6, 1998 prepared by Roger Ponn Associated Appraisers, Inc. Three of the four pieces of the art were acquired by California Federal from an unrelated third party for the aggregate purchase price of $119,408 within two years prior to the date of purchase by Mr. Ford.

 Indebtedness of Management

  Some of California Federal's executive officers, directors, and members of their immediate families have engaged in loan transactions with California Federal. Such loans were made: (i) in the ordinary course of California Federal's business, (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions between California Federal and other persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Golden State Compensation Committee") was formed on October 7, 1998. All of the officers of Golden State named in the Summary Compensation Table, other than Mr. Trafton, were officers of California Federal throughout 1998 and became officers of Golden State on the Merger Date. For 1998, their compensation, including awards under compensation plans, was determined by the Compensation Committee of the Board of Directors of California Federal (the "California Federal Compensation Committee"). Mr. Trafton's compensation prior to the Merger Date was determined by the Officer Compensation and Personnel Committee of Glendale Federal Bank, which ceased to exist upon the Merger Date. His compensation following the Merger Date was determined pursuant to the Litigation Management Agreement discussed above under "Employment Contracts, Termination of Employment and Change in Control." This report discusses the objectives and procedures used by the California Federal Compensation Committee prior to October 7, 1998, and by the Golden State Compensation Committee and the California Federal Compensation Committee after October 7, 1998 (collectively the "Compensation Committee"), to establish compensation for the chief executive officer, the executive officers named in the Summary Compensation Table other than Mr. Trafton and Golden State's other executive officers.

 Objectives

  The Compensation Committee's executive officer compensation policies are designed to reward contributions to Golden State's performance and to enable Golden State to compete with other savings and loan and banking institutions for highly-qualified executives to lead our institution. The primary objectives of the Compensation Committee's compensation strategy are to pay executives for achieving high levels of performance for Golden State, to reward them for increasing the value of shareholder investments and to attract and retain highly-qualified executives. As a consequence, each executive officer's compensation for 1998 included incentive compensation based on Golden State's performance for the year, the officer's contribution to 1998 performance and increased value of our shareholders' investments.

  Prior to the Merger Date, California Federal was a privately held bank that relied upon cash compensation plans in the absence of stock compensation plans to reward executives. As Golden State is a publicly held company, the Compensation Committee intends to introduce stock-based programs using stock of Golden State to better align executives' pay with shareholder interests and reflect the pay practices of public financial institutions.

  To establish compensation levels for executive officers for 1998, the Compensation Committee reviewed analyses of compensation data for banking and savings and loan institutions of comparable asset size to California Federal ("Compensation Peer Group") and, for specific officer positions, analyses of compensation data from 1997 from a custom peer group of savings and loan institutions and commercial banks of comparable asset size to California Federal developed for California Federal by an independent executive compensation consulting firm (the "Custom Peer Group"). The Compensation Peer Group and the Custom Peer Group are collectively referred to collectively as the "Comparison Group." Based upon these analyses and management's recommendations, the Compensation Committee established compensation levels for 1998 and developed the Executive Compensation Plan and the Omnibus Stock Plan as replacements for its then current incentive programs discussed below. On March 16, 1999, the Board of Directors of Golden State adopted both of these plans and authorized their submission to the stockholders of Golden State at the 1999 Annual Meeting for approval.

  As a result of amendments to the Internal Revenue Code (the "Code") enacted in 1993, a publicly-held company, such as Golden State, is limited to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to each of its chief executive officer and the four highest compensated executive officers (other than its chief executive officer) determined at the end of each year. However, performance-based compensation established by an independent committee and based on performance goals and a maximum compensation amount which have been disclosed to and approved by stockholders is excluded from this limitation. Management believes that compensation payable under the Executive Compensation Plan and the Omnibus Stock Plan will be deemed to be performance-based compensation within the meaning of the Code.

  For executive officers having employment agreements with California Federal (see "Employment Contracts, Termination of Employment and Change in Control" above), base compensation is determined pursuant to such agreements, in the case of Messrs. Ford, Webb, Staff, Flanagan and Newman and other executive officers, subject to adjustment from time to time by the Compensation Committee. Incentive compensation for all of these officers is determined by the Compensation Committee.

Executive Officer Compensation

  Executive officer compensation consists primarily of an annual compensation opportunity (comprised of base salary, an annual incentive bonus and annual awards under the Deferred Executive Compensation Plan defined below) and long-term incentive compensation. Base salary levels for executive officers are developed using competitive compensation data from the Comparison Group. Annual incentive compensation and long-term compensation for executive officers are determined by the Compensation Committee.

  The Compensation Committee's objective has been to provide the competitive total direct compensation to executive officers necessary to attract and retain qualified executives. Prior to the Merger Date, California Federal exclusively relied upon cash compensation to achieve its competitive objectives and paid higher base salaries and total cash compensation than its competitors to offset the lack of stock compensation.

  Annual Compensation. Annual compensation for 1998 was composed of base salary, an annual incentive bonus and annual awards under the Deferred Executive Compensation Plan ("DECP"). To establish compensation levels for 1998, the Compensation Committee evaluated California Federal's actual performance for 1997. The Compensation Committee also reviewed available 1997 compensation data from the Comparison

Group. Based on this information, the Compensation Committee established an annual compensation opportunity (consisting of base salary and an annual incentive opportunity payable in cash) for each executive officer that would be competitive with the 60th percentile total annual compensation paid by the Comparison Group for comparable positions.

  Base Salary. Individual base salaries for executive officers other than Mr. Ford are recommended by the Chief Executive Officer and approved by the Compensation Committee. Subject to the terms of his employment agreement, Mr. Ford's base salary is determined by the Compensation Committee. Salaries reflect the market base salary for the experience, skills and knowledge required for the position and the capabilities of the individual executive officer as compared to the Comparison Group. Salaries are reviewed and adjusted annually based on a subjective evaluation of overall performance of the executive officer and reflect base salary increases provided to executives at comparable financial institutions.

  Annual Performance-Based Compensation. The Compensation Committee established 1998 target incentive amounts expressed as a percentage of base salary for each executive officer. These percentages were set to approximate 60th percentile total annual compensation opportunity measured by compensation paid by the Comparison Group for comparable positions. Incentive awards based on these targets were paid to executive officers under California Federal's then annual bonus incentive plan. The awards were determined by the extent to which each executive officer met his performance objectives. The performance objectives were based primarily on financial, strategic and qualitative goals, including regulatory compliance, established at the beginning of the 1998 and other strategic objectives including the successful integration of the California Federal and Glendale Federal Bank organizations. (See the information under the heading "Chief Executive Officer" below for a discussion of the performance criteria used in connection with Mr. Ford's compensation).

  Additionally, to address the lack of stock-based compensation vehicles, California Federal introduced in 1997 annual bonus compensation in the form of cash awards from the DECP. The DECP paid cash awards (1) for achievement of pre-established annual goals for net income and an assessment of the executive officer's contribution to California Federal's performance for the fiscal year and (2) upon a change of control of California Federal. With respect to the annual awards under the DECP, the Compensation Committee established target awards related to achievement of the performance goals ("DECP Target Awards"). The DECP Target Awards were intended, in conjunction with other elements of compensation, to approximate the 60th percentile total direct compensation levels of the Comparison Group. The DECP established a minimum level of California Federal's net income that had to be exceeded before an award was earned. Awards under the DECP are paid in equal annual installments over a five-year period to encourage executive officers to remain with California Federal. The Compensation Committee terminated the DECP in 1998, as the DECP did not reflect competitive practices of public companies, and paid the annual awards under the Plan for 1997 and 1998. For purposes of the change of control provisions of the DECP, the Compensation Committee determined that California Federal's merger with Glendale Federal Bank did not constitute a change of control. California Federal advised the former participants in the DECP, including Messrs. Webb, Staff, Flanagan and Newman, that amounts that would have been payable under the change of control provisions of the DECP would, subject to development of a replacement change of control agreement and approval of the Compensation Committee, be paid to the former participants in the DECP who remain employed by California Federal upon the earlier to occur of (1) a change of control of California Federal subsequent to the Merger Date or (2) December 31, 2002.

  Long-Term Performance-Based Compensation. The Management Incentive Plan (the "MIP") was a long-term incentive plan established effective October 1, 1995 by California Federal's then parent, First Nationwide Holdings, pursuant to which certain executive officers of California Federal who were in a position to contribute significantly to the long-term increase in shareholder value and growth of California Federal, were awarded performance units, with each unit entitling the participant to receive cash and/or stock options based on the participant's vested interest in a bonus pool. Units under the MIP and the related bonus amounts vested at 20% per year beginning October 1, 1995 until the Merger Date, when vesting was accelerated for certain participants, including the named executive officers who participated in the MIP, pursuant to a change of control provision in the MIP. As a result of the vesting and the termination of the MIP on the Merger Date as to the granting of additional awards, payouts were made under the MIP to all participants whose vesting was accelerated. The remaining unvested awards will be paid in accordance with the vesting and payout provisions of the MIP over a three year period. The total amount of bonuses payable under the MIP is subject to a cap of $50 million.

  As discussed above under "Objectives," the Compensation Committee intends to replace the MIP with cash incentive and stock based plans that emphasize stock-based compensation, reward executives for increased value of shareholder interests and reflect market practices of the Comparison Peer Group.

  Other Compensation. Executive officers participate in California Federal's 401(k) qualified deferred compensation plan ("401(k) Plan") and welfare benefits generally available to California Federal's employees. Executive officers also participate in a supplemental plan maintained by California Federal, intended only to offset the impact of Internal Revenue Service limitations on the amount of compensation that can be deferred under the qualified 401(k) Plan. In general, the benefit program is intended to provide benefits that are competitive with the level of benefits made available to executive officers of Comparison Group banking organizations.

  Chief Executive Officer. Mr. Ford's 1998 salary and incentive award payment shown in the Summary Compensation Table were determined by the Compensation Committee generally in accordance with the methodology described above. With respect to Mr. Ford's incentive bonus award for 1998, the Compensation Committee determined that California Federal had met its objective for net income for 1998, successfully developed alternative banking services and products, addressed regulatory compliance concerns and effectively completed the merger of California Federal and Glendale Federal Bank. In recognition of California Federal's performance, the Compensation Committee awarded a cash bonus for 1998 to Mr. Ford of $600,000 which represents 60% of his base salary.

Members of the Compensation Committee

Paul M. Bass, Jr., Chairman
George W. Bramblett, Jr.
John F. King

                         STOCK PRICE PERFORMANCE GRAPH

  The Stock Price Performance Graph below (the "Graph") compares the cumulative total returns of the Company, the S&P 500 Index and the Keefe, Bruyette & Woods Inc. index of 50 commercial, regional and savings banks (the "KBW 50").

  The Graph shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference.






                         12/31/93 6/30/94 12/31/94 6/30/95 12/31/95 6/30/96 12/31/96 6/30/97 12/31/97 6/30/98 12/31/98
                         -------- ------- -------- ------- -------- ------- -------- ------- -------- ------- --------
Golden State............   100    147.37   135.09  175.44   247.37  254.39   326.32  366.67   525.44  417.54   233.33
S&P 500 (1).............   100     96.61   101.32  121.80   139.40  153.47   171.41  206.73   228.59  269.08   293.92
KBW50 (2)...............   100    103.77    91.45  116.31   141.49  154.79   194.38  230.78   277.95  307.21   296.43

--------
(1)Total Stockholder Return assumes reinvestment of dividends. Data provided by Standard & Poor's CompuStat.
(2)The KBW 50 Index represents major commercial, regional and savings banks as compiled by Keefe, Bruyette & Woods Inc.

PROPOSAL TWO--APPROVAL OF THE OMNIBUS STOCK PLAN

 Overview

  On March 16, 1999, the Board of Directors of Golden State approved the Golden State Bancorp Inc. Omnibus Stock Plan (the "Stock Plan") and authorized submission of the Stock Plan to Golden State's stockholders for approval. The objectives of the Stock Plan are to further the growth and profitability of Golden State by increasing incentives and encouraging stock ownership on the part of its employees, consultants and non-employee directors.

  The Stock Plan provides that a committee of the Board of Directors, consisting of two or more non-employee directors (the "Committee"), or its delegees, may, on a discretionary basis, grant awards in the form of stock options, stock appreciation rights ("SARs") or restricted stock to employees of Golden State and its subsidiaries and to consultants who provide significant services to Golden State. For purposes of the Stock Plan, "non-employee directors" are defined as directors who are not employees of Golden State or any of its subsidiaries. Stock options granted to employees may be either "incentive stock options," as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options, that is, options which are not intended to be incentive stock options; stock options granted to consultants must be non-qualified stock options. The Board of Directors in its discretion may grant non-qualified stock options to non-employee directors of Golden State or its subsidiaries. The Committee's power to delegate its authority and powers under the Stock Plan is limited to delegation to one or more directors or officers of Golden State and the Committee may not delegate its authority and powers in any way that would jeopardize the Stock Plan's qualification under section 162(m) of the Code. The Stock Plan is generally structured to permit awards to qualify as performance-based compensation under Section 162(m) of the Code.

  The approximate number of employees initially eligible to participate in the Stock Plan is 60 but the Stock Plan permits the expansion of, and the Company intends to expand, the number of employees eligible to participate in the Stock Plan in the future. The approximate number of consultants eligible to participate in the Stock Plan was undetermined as of the date of this proxy statement. The number of non-employee directors eligible to participate is 13.

  The Stock Plan will continue in effect until amended or terminated by the Board of Directors; however, the Committee may not grant incentive stock options after March 15, 2009 unless the Stock Plan is again submitted to stockholders for approval or ratification. The total number of shares available for grant under the Stock Plan is 7,000,000, which may be either authorized but unissued shares or treasury shares. As described below, the Stock Plan contains annual limits on awards to any participant. If an award terminates, expires or lapses for any reason, any shares subject to the award are again available to be the subject of an award. In the event of a change in the corporate structure of Golden State affecting its common stock, such as a merger or other combination or a stock split or stock dividend, the Committee or the Board of Directors may adjust the number and class of shares to be delivered under the Stock Plan, the number, class and price of shares subject to outstanding awards and the annual limits on grants to any participant, in order to prevent the dilution or diminution of any awards.

  Upon the occurrence of a change of control of Golden State prior to a participant's termination of service, the participant's right to exercise any options or SARs then outstanding immediately accrues as to all of the shares subject to such options or SARs and all restricted stock immediately vests.

  The Stock Plan provides for indemnification of members of the Committee and the Board of Directors with respect to their actions, or failures to act, under the Stock Plan.

 Additional Provisions Relating to Stock Options

  The Stock Plan provides that the exercise price of both incentive stock options and non-qualified stock options, other than non-qualified stock options granted to non-employee directors, shall be determined by the Committee in its sole discretion, subject to the following restrictions. The exercise price of an incentive stock option, which may be granted only to employees, may not be less than 100% of the fair market value of a share of Golden State's common stock on the date of grant. In addition, incentive stock options held by persons owning more than 10% of the total combined voting power of all classes of stock of Golden State must have an exercise price at least equal to 110% of the fair market value of a share of Golden State's common stock on the date of grant and a term not in excess of five years. Also, to the extent that the aggregate fair market value, as determined on the grant date(s), of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of Golden State and its subsidiaries exceeds $100,000, the excess portion of such incentive stock options is deemed to be non-qualified stock options. The exercise price of a non-qualified stock option granted to an employee, non-employee director or consultant may be equal to, greater than or less than 100% of the fair market value of a share of Golden State's common stock on the date of grant.

  In any calendar year, neither the Committee nor the Board of Directors may grant stock options for more than 1,000,000 shares to any participant in the Stock Plan. All grants must be evidenced by an award agreement specifying the exercise price, the expiration date of the option, the number of shares to which the option relates, any conditions to exercise of the option and such other terms and conditions as the Committee or the Board of Directors, in its discretion, shall determine. Each option must expire no later than 10 years from the date of grant and at specified earlier dates in the case of termination of employment or death.

  The Committee or the Board of Directors may provide in an award agreement that a participant who exercises all or part of an option by payment of the exercise price by surrendering already-owned shares of Golden State common stock shall be granted an additional option for a number of shares of stock equal to (a) the number of shares tendered to exercise the previously granted option plus, (b) if the Committee or the Board of Directors so determines, the number of shares withheld or delivered in satisfaction of any tax withholding requirements.

 Additional Provisions Relating to SARs

  The Committee, in its sole discretion, determines which employees and consultants may be granted SARs and the exercise price of an SAR, subject to the limit in the Stock Plan that during any calendar year no participant may be granted SARs covering more than 1,000,000 shares. The exercise price of an SAR may be equal to, greater than or less than 100% of the fair market value of a share of Golden State common stock on the grant date. SARs are evidenced by award agreements and expire in the same manner as described above for stock options.

  Upon exercise of an SAR, a participant is entitled to receive payment from Golden State in an amount determined by multiplying (a) the difference between the fair market value of a share of Golden State common stock on the date of exercise over the exercise price, times (b) the number of shares to which the SAR relates.

 Additional Provisions Relating to Restricted Stock

  The Committee, in its sole discretion, determines which employees and consultants receive restricted stock and in what amounts, subject to the limit that no participant may be granted in any calendar year more than 500,000 shares of restricted stock. The Stock Plan provides that each grant of restricted stock will be evidenced by an award agreement specifying the period of restriction, the number of shares granted, any price to be paid for the shares and such other terms and conditions, including performance restrictions based upon achievement of performance goals, as the Committee determines. Performance goals relating to an award may provide for a targeted level or levels of achievement using one or more of the following measures: pre-tax net income, net income, efficiency ratio, total shareholder return, pre-tax return on average equity, return on assets and earnings per share. Each of these measures is defined in the Stock Plan.

  Unless the Committee otherwise determines, shares of restricted stock are held by Golden State as escrow agent until the end of the applicable period of restriction and all restrictions on the stock have lapsed. Shares of restricted stock may not be transferred in any manner until the end of the applicable period of restriction and bear a restrictive legend during the period of restriction. Participants granted restricted stock may vote the shares and are entitled to receive any dividends or other distributions declared on them during the period of restriction.

 Taxation of Golden State and Participants

  A recipient of a stock option or SAR will not have taxable income upon the grant of the option or SAR. For SARs and options other than incentive stock options, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

  Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the participant holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

  Unless the participant elects to be taxed at the time of receipt of restricted stock, the participant will not have taxable income upon the receipt of the award of restricted stock, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting.

  Golden State will be entitled to a tax deduction in connection with an award under the Stock Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. In addition, Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to Golden State's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, Golden State can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with conditions imposed by the rules, including granting stock options and SARs with an exercise price of not less than 100% of the fair market value of a share of Golden State's common stock on the date of grant and establishing a maximum number of shares with respect to which awards may be granted to any one employee during one year, and if for awards other than options, the Stock Plan sets forth performance goals which must be achieved prior to payment of the awards.

  As determined by the Committee, the performance goals for such awards may provide for a targeted level or levels of achievement using one or more of the following measures: pre-tax net income, net income, efficiency ratio, total shareholder return, pre-tax return on average equity, return on average equity, return on average assets and earnings per share. The performance goals may differ from participant to participant and from award to award. Each of these measures is defined in the Stock Plan.

  Except with respect to stock options and SARs with an exercise price of less than 100% of the fair market value of a share of Golden State's common stock on the day of grant, the Stock Plan has been designed to permit the Committee to grant awards which satisfy the requirements of Section 162(m), thereby permitting Golden State to continue to receive a federal income tax deduction in connection with such awards.

 New Plan Benefits

  The number of options that would be awarded to eligible persons pursuant to the Stock Plan is not currently determinable.

 Other Provisions

  The Board of Directors, in its sole discretion may amend or terminate the Stock Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Stock Plan may not, without the consent of the participant, alter or impair any rights or obligations under any award previously granted to the participant.

  The above description of the Stock Plan is qualified in its entirety by, and is subject to the terms and conditions of the Stock Plan, which is attached hereto as Exhibit A.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THE APPROVAL OF THE OMNIBUS STOCK PLAN.

PROPOSAL THREE--APPROVAL OF EXECUTIVE COMPENSATION PLAN

 Overview

  On March 16, 1999, the Board of Directors of Golden State approved the Golden State Bancorp Inc. Executive Compensation Plan (the "ECP") and authorized submission of the ECP to Golden State's stockholders for approval. The ECP is intended to increase shareholder value and the success of Golden State by motivating key executives, through incentive awards based upon performance goals, to perform to the best of their ability and to achieve Golden State's objectives. The ECP is structured to permit awards to qualify as performance-based compensation under Section 162(m) of the Code. The ECP became effective on March 16, 1999 and will continue in effect until amended or terminated by the Board of Directors.

  The ECP is administered by a committee of the Board of Directors, consisting of two or more non-employee directors (the "Committee"), which may, in its sole discretion, select the employees of Golden State who are to participate in the ECP in any performance period, determine performance periods, goals, target awards and payout formulas, and, at the end of each performance period, certify the extent to which the performance goals applicable to each participant for the performance period were achieved or exceeded. The Committee may delegate its authority and powers under the ECP to one or more directors or officers of Golden State, provided, that the Committee may not delegate its authority and powers in any way that would jeopardize the ECP's qualification under section 162(m) of the Code. The approximate number of employees eligible to participate in the ECP is 60. Golden State's non-employee directors and consultants are not eligible to participate in the ECP.

  As determined by the Committee, the performance goals for any participant's target award may provide for a targeted level or levels of achievement using one or more of the following measures: pre-tax net income, net income, efficiency ratio, total shareholder return, pre-tax return on average equity, return on average equity, return on average assets and earnings per share. Each of these measures is defined in the ECP. The performance goals may differ from participant to participant and from award to award. Prior to the latest possible date that would not jeopardize a target award's qualification as performance-based compensation under section 162(m) of the Code, the Committee determines whether any significant elements should be included in or excluded from the calculation of any performance goal. Performance periods may not exceed three fiscal years.

  The maximum award to any participant in any performance period is $5 million. The Committee may, in its sole discretion, eliminate or reduce any actual award below that which otherwise would be payable under a payout formula and determine what actual award, if any, will be paid in the event of a termination of service of a participant prior to the end of the performance period. The Committee does not have discretion to increase awards pursuant to the applicable formula. The Committee, in its sole discretion, may permit a participant to defer the receipt of cash that would otherwise be delivered to the participant under the ECP.

  Each actual award under the ECP normally will be paid in cash (or its equivalent) in a single lump sum. Assuming the approval of the Stock Plan by Golden State's stockholders, the Committee, in its sole discretion, may declare up to 50% of an actual award payable in restricted stock granted under the Stock Plan. The number of shares of restricted stock would be determined by dividing the cash amount foregone by the fair market value of a share of Golden State's common stock on the date that the cash payment otherwise would have been made.

  Upon the occurrence of a change of control of Golden State prior to a participant's termination of service, 100% of any target award for the performance period in which the change of control occurs will be deemed to have been earned and will be immediately payable to the participant.

  The ECP provides for indemnification of members of the Committee and the Board of Directors with respect to their actions, or failures to act, under the ECP.

 Taxation of Participants and Golden State

  The participant generally will recognize ordinary income when an award is paid to him or her in cash in accordance with terms of the ECP. The amount of ordinary income will be equal to the value of the actual award received.

  If a participant is paid in shares of restricted stock, the participant will not have taxable income upon receipt of the shares (unless the participant elects to be taxed at the time of receipt of restricted stock), but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting.

  Golden State will be entitled to a tax deduction in connection with an award under the ECP in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. In addition, Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Golden State's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, Golden State can preserve the deductibility to certain compensation in excess of $1,000,000 if it complies with conditions imposed by the rules, for example, the ECP must set forth performance goals which must be achieved prior to payment of an award. The ECP has been designed to permit the Committee to grant awards which satisfy the requirements of
Section 162(m), thereby permitting Golden State to continue to receive a federal income tax deduction in connection with such awards.

 New Plan Benefits

  The Compensation Committee, which will administer the ECP, met on March 30, 1999 and established the performance goals and target awards for annual incentive and long term incentive payments. The annual incentive awards for 1999 will be determined by comparing actual performance of the eligible employee in 1999 to the performance goals established by the Compensation Committee. The long term incentive awards will be determined by comparing actual performance of the eligible employee over a three year period commencing on January 1, 1999 and ending December 31, 2001 (the "Long Term Performance Period") to the performance goals established by the Compensation Committee. The Compensation Committee has also established a payout formula which includes a range of payments if the employee fails to meet or exceeds his or her target performance goals.

  The plan benefits for the awards under the ECP are not determinable at the date of this proxy statement because amounts payable under the ECP are determined by comparing actual performance to the performance goals established by the Compensation Committee. However, as an illustration of the benefits which may be provided by the ECP, the following table sets forth the target awards that would be payable to each of the following persons and groups if the performance goals established by the Compensation Committee for the annual incentive and long term incentive awards are exactly 100% achieved over the respective performance periods. There can be no assurance that the preestablished performance goals actually will be achieved, and therefore there can be no assurance that the awards shown below actually will be paid.

                          Executive Compensation Plan

                                              1999 Target          Target
                                            Annual Incentive Long Term Incentive
Name and Position                              Awards (1)        Awards (1)
-----------------                           ---------------- -------------------
Gerald J. Ford.............................    $1,100,000        $ 3,300,000
Carl B. Webb...............................    $  600,000        $ 1,800,000
James R. Staff.............................    $  245,000        $   735,000
Christie S. Flanagan.......................    $  245,000        $   735,000
Lacy G. Newman, Jr.........................    $  175,000        $   525,000
Stephen J. Trafton.........................    $        0        $         0
Executive Group............................    $3,665,000        $10,995,000
Non-Executive Employee Group...............    $1,700,000        $ 5,100,000

--------
(1) The formula for payouts is based upon a percentage of the employee's salary which salary is subject to change from time to time. The above target awards are calculated using base salaries effective as of the date of this Proxy Statement and assume that the salaries will remain constant over the Long Term Performance Period.

  The above description of the ECP is qualified in its entirety by, and is subject to the terms and conditions of the ECP, which is attached hereto as Exhibit B.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THE APPROVAL OF THE EXECUTIVE COMPENSATION PLAN.

PROPOSAL FOUR--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected KPMG LLP as the Company's independent auditors for the year ending December 31, 1999, and to audit the books and accounts of the Company for that year.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999.

                                OTHER BUSINESS

  The Board of Directors does not know of any other business to be presented for action at the Annual Meeting. If any other business is properly presented at the Annual Meeting, shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the proxy holders named therein. Golden State's Bylaws require that, in order to be considered, any new business to be taken up at the Annual Meeting shall be stated in writing and filed with the Secretary of Golden State at least five days before the date of the Annual Meeting.

                             STOCKHOLDER PROPOSALS

  Any stockholder wishing to have a proposal considered for inclusion in the Board of Directors' proxy solicitation materials for the 2000 Annual Meeting must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Secretary of Golden State on or before December 13, 1999. The Board of Directors will review any proposals from stockholders received by that date and will determine whether applicable requirements have been met for inclusion of any such proposals in such 2000 Annual Meeting proxy solicitation materials. Any stockholder wishing to have a proposal considered for the 2000 Annual Meeting but who does not submit the proposal for inclusion in the Board of Directors' proxy must submit the proposal as set forth above no earlier than January 18, 2000 and no later than February 17, 2000. In addition, if Golden State does not receive notice of such proposal by February 17, 2000, or if such notice does not conform to applicable Securities and Exchange Commission requirements and the Company bylaws, the persons named as proxies in the proxy materials relating to the 2000 Annual Meeting will use their discretion in voting the proxies when such proposal is raised at the meeting.

                            ADDITIONAL INFORMATION

  The Annual Report for the year ended December 31, 1998 accompanies this proxy statement. The Company will furnish a copy of the Form 10-K without charge upon the written request of any stockholder solicited hereby who has not received a copy thereof. The Company will also furnish to any such stockholder a copy of the exhibits to the Form 10-K upon written request and payment of a copying charge. Requests should be addressed to Frederick Cannon, Director, Corporate Relations, Golden State Bancorp Inc., 135 Main Street, 20th Floor, San Francisco, California 94105.

                                          By order of the Board of Directors
                                          /s/ Vanessa L. Washington
                                          -------------------------
                                          Vanessa L. Washington
                                          Secretary

April 9, 1999

                                  EXHIBIT "A"

                           GOLDEN STATE BANCORP INC.
                              OMNIBUS STOCK PLAN

                                   SECTION 1
                       BACKGROUND, PURPOSE AND DURATION

  1.1 Effective Date. The Plan is effective as of March 16, 1999, subject to approval by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 1999 Annual Meeting of Stockholders of the Company.

  1.2 Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by increasing incentives and encouraging Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company or any Subsidiary who are employees of neither the Company nor any Affiliate. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 2
                                  DEFINITIONS

  The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

  2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

  2.3 "Award" means, individually or collectively, a grant under the Plan of Non-qualified Stock Options, Incentive Stock Options, SARs or Restricted Stock.

  2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

  2.5 "Board" means the Board of Directors of the Company.

  2.6 "Change of Control" means the occurrence of any of the following:

      (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (1) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of
    Control: (i) any increase in such percentage ownership of a Person to 20% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company, provided, however, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 2% or more (measured as of the date of each such subsequent acquisition) to such Person's beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting

    Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (iii) any acquisition by Ronald O. Perelman, Gerald J. Ford or any entity controlled by either or both of them; or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below; or

      (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

      (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Company Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
    (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

      Notwithstanding the foregoing, the occurrence of an event described in the above paragraphs (a) through (c), inclusive, shall not be deemed to constitute a change of control if, following the occurrence of such event, Gerald J. Ford continues to serve as the Chairman and Chief Executive Officer of the Company (in the case of a Business Combination, of the surviving company in such Business Combination). However, if a change of control does not occur solely because of the operation of the preceding sentence, then a change of control shall occur upon the subsequent death or permanent disability of Gerald J. Ford.

      (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  2.7 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.8 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

  2.9 "Company" means Golden State Bancorp Inc., a Delaware corporation, or any successor thereto.

  2.10 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

  2.11 "Director" means any individual who is a member of the Board or the Board of Directors of any Subsidiary.

  2.12 "Disability" means a permanent and total disability within the meaning of section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

  2.13 "Earnings Per Share" means net income per diluted share as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, computed in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share."

  2.14 "Efficiency Ratio" means the ratio of noninterest expense to the sum of net interest income and noninterest income (excluding goodwill amortization). Noninterest expense, net interest income and noninterest income should each agree to such items as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, except that the Committee may, in its sole discretion, elect to exclude any or all of the following non-recurring items:

      (a) gains or losses on the disposition of discontinued operations

      (b) the cumulative effects of changes in accounting principles

      (c) the writedown of any asset

      (d) charges for restructuring and rationalization programs.

  2.15 "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

  2.16 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

  2.17 "Fair Market Value" means the last quoted per share selling price for Shares on the relevant date on the consolidated tape for New York Stock Exchange listed companies, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

  2.18 "Fiscal Year" means the fiscal year of the Company.

  2.19 "Grant Date" means, with respect to an Award, the date that the Award was granted.

  2.20 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

  2.21 "Net Income" means net income as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured.

  2.22 "Non-employee Director" means a Director who is an employee of neither the Company nor of any Affiliate.

  2.23 "Non-qualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

  2.24 "Option" means an Incentive Stock Option or a Non-qualified Stock
Option.

  2.25 "Participant" means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

  2.26 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Pre-Tax Net Income, (b) Net Income, (c) Efficiency Ratio, (d) Total Shareholder Return,
(e) Pre-Tax Return on Average Equity, (f) Return on Average Equity, (g) Return on Assets, and (h) Earnings Per Share. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. "Determination Date" means the latest possible date that will not jeopardize an Award's qualification as performance-based compensation under section 162(m) of the Code. Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, "Determination Date" shall mean such date as the Committee may determine in its discretion.

  2.27 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

  2.28 "Plan" means the Golden State Bancorp Inc. Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

  2.29 "Pre-Tax Net Income" means net income before taxes, minority interest and extraordinary items as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured.

  2.30 "Pre-Tax Return on Average Equity" means the ratio of net income before taxes, minority interest and extraordinary items as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, as a percentage of average stockholders' equity for the period being measured, as included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K filed pursuant to the 1934 Act.

  2.31 "Restricted Stock" means an Award granted to a Participant pursuant to
Section 7.

  2.32 "Retirement" means, in the case of an Employee, a Termination of Service after attaining at least age 55 and 10 Years of Service (as defined under the California Federal Employees' Investment Plan, or any successor plan). With respect to a Non-Employee Director, "Retirement" means a Termination of Service on the Board or the Board of Directors of any Subsidiary after completing at least eight years of continuous service on such Board. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement."

  2.33 "Return on Average Assets" means the ratio of net income as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, as a percentage of average assets for the period being measured, as included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K filed pursuant to the 1934 Act.

  2.34 "Return on Average Equity" means ratio of net income as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, as a percentage of average stockholders' equity for the period being measured, as included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K filed pursuant to the 1934 Act.

  2.35 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

  2.36 "Shares" means shares of the Company's common stock, $1.00 par value.

  2.37 "Stock Appreciation Right" or "SAR" means an Award, granted alone, in connection or in tandem with a related Option, that pursuant to Section 6 is designated as a SAR.

  2.38 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  2.39 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director's service on the Board or the Board of Directors of any Subsidiary for any reason.

  2.40 "Total Shareholder Return" means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

                                   SECTION 3
                                ADMINISTRATION

  3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, and (b) an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

  3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to

(a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 8), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding any contrary provision of the Plan, the Committee may reduce the amount payable under any Award (other than an Option) after the grant of such Award.

  3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

  3.4 Non-employee Directors. Notwithstanding any contrary provision of this
Section 3, the Board shall administer Section 8 of the Plan, and the Committee shall exercise no discretion with respect to Section 8. In the Board's administration of Section 8 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

  3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                          SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 7,000,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

  4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

  4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee may adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 8, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 8. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5
                                 STOCK OPTIONS

  5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 1,000,000 Shares. The Committee may grant Incentive Stock Options, Non-qualified Stock Options, or a combination thereof.

  5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

  5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

  5.3.1 Non-qualified Stock Options. In the case of a Non-qualified Stock Option, the Exercise Price may be equal to, greater than or less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion.

  5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

  5.4 Expiration of Options.

     5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

      (a) The expiration of ten (10) years from the Grant Date; or

      (b) The expiration of ninety (90) days from the date of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

      (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability; or

      (d) The expiration of one (1) year from the date of the Participant's Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or

      (e) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

     5.4.2 Death of Participant. If a Participant who is an Employee or Consultant dies prior to the expiration of his or her Options, his or her Options shall be exercisable until (a) the expiration of one (1) year after the date of death, or (b) until the date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement, whichever shall first occur.

     5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section
   5.8.4 regarding Incentive Stock Options).

  5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

     5.5.1 Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan or any Award Agreement, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, the right to exercise each Option then outstanding shall accrue as to 100% of the Shares then subject to such Option.

  5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

  Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent (including, but not limited to, by means of, a broker-assisted cashless exercise). The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

  5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

  5.8 Certain Additional Provisions for Incentive Stock Options.

     5.8.1 Exercisability. To the extent the aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) exceed $100,000, the excess portion of such Incentive Stock Options shall be deemed to be Non-qualified Stock Options. For purposes of this Section 5.8.1, Incentive Stock Options shall be taken into account in the order in which they were granted.

     5.8.2 Termination of Service. If any portion of an Incentive Stock Option is exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death (unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise), the portion so exercised shall be deemed a Non-qualified Stock Option.

     5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

     5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

  5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

                                   SECTION 6
                           STOCK APPRECIATION RIGHTS

  6.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 1,000,000 Shares.

  6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. Without limiting the foregoing, the exercise price of an SAR may be equal to, greater than or less than one hundred (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion.

    6.2.1 Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan or any Award Agreement, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, the right to exercise each SAR then outstanding shall accrue as to 100% of the Shares with respect to such SAR.

  6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

  6.4 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

  6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

      (b) The number of Shares with respect to which the SAR is exercised.

  6.6 Payment Upon Exercise of SAR. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

                                   SECTION 7
                               RESTRICTED STOCK

  7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 500,000 Shares of Restricted Stock.

  7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the end of the applicable Period of Restriction and all restrictions on such Shares have lapsed.

  7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

  7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

    7.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

    7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code (e.g., in determining the Performance Goals).

    7.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Golden State Bancorp Inc. Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Golden State Bancorp Inc."

    7.4.4 Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan or of any Award Agreement, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, 100% of any outstanding Shares of Restricted Stock shall be 100% vested in the Participant.

  7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

  7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

  7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

  7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                   SECTION 8
                            NON-EMPLOYEE DIRECTORS

  8.1 Granting of Options. Subject to the terms and provisions of the Plan, Non-qualified Stock Options may be granted to Non-employee Directors at any time and from time to time as determined by the Board in its sole discretion.

  8.2 Terms of Options.

    8.2.1 Option Agreement. Each Option granted pursuant to this Section 8 shall be evidenced by a written stock option agreement which shall be executed by the Non-employee Director and the Company.

    8.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 8 may be equal to, greater than or less than one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date as shall be determined by the Board in its sole discretion.

    8.2.3 Exercisability. Options granted pursuant to this Section 8 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall determine in its sole discretion. After an Option is granted, the Board, in its sole discretion, may accelerate the exercisability of the Option.

      (a) Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan or any Award Agreement, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, the right to exercise each Option then outstanding shall accrue as to 100% of the Shares then subject to such Option.

    8.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

      (a) The expiration of ten (10) years from the Grant Date; or

      (b) The expiration of ninety (90) days from the date of the Non-employee Director's Termination of Service for a reason other than death, Disability or Retirement; or

      (c) The expiration of one (1) year from the date of the Non-employee Director's Termination of Service by reason of the Non-Employee Director's Disability or Retirement; or

      (d) The date for termination of the Option determined by the Board in its sole discretion and set forth in the written Award Agreement.

    8.2.5 Death of Director. Notwithstanding Section 8.2.4, if a Non-employee Director dies prior to the expiration of his or her Options in accordance with Section 8.2.4, his or her Options shall terminate (a) one (1) year after the date of his or her death, or (b) on the date for termination of the Option determined by the Board in its sole discretion and set forth in the written Award Agreement, whichever shall first occur.

    8.2.6 Not Incentive Stock Options. Options granted pursuant to this
  Section 8 shall not be designated as Incentive Stock Options.

  8.3 Other Terms. All provisions of the Plan not inconsistent with this
Section 8 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

                                   SECTION 9
                                 MISCELLANEOUS

  9.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

  9.2 Participation. No Employee, Consultant or Non-Employee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

  9.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

  9.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

  9.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

  9.6 Domestic Relations Order. If permitted by the Committee, and under such procedures as the Committee may adopt from time to time, an Award may be transferred to a Participant's spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights.

  9.7 Nontransferability of Awards. Unless otherwise determined by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Sections 9.5 and 9.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

  9.8 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

  9.9 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct (including, but not limited to, deduction through a broker-assisted cashless exercise) or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, but not limited to, the Participant's FICA and SDI obligations) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant's Award may, in the Committee's discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

  9.10 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state, local and foreign jurisdiction marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

  9.11 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                  SECTION 10
                      AMENDMENT, TERMINATION AND DURATION

  10.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

  10.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 10.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

                                  SECTION 11
                              LEGAL CONSTRUCTION

  11.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

  11.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  11.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  11.4 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

  11.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

  IN WITNESS WHEREOF, Golden State Bancorp Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                          GOLDEN STATE BANCORP INC.

Dated:                ,                   By
                                            -----------------------------------
                                          Name:
                                          Title:

                                  EXHIBIT "B"

                           GOLDEN STATE BANCORP INC.
                          EXECUTIVE COMPENSATION PLAN

                                   SECTION 1
                       BACKGROUND, PURPOSE AND DURATION

  1.1 Effective Date. The Plan is effective as of March 16, 1999, subject to approval by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 1999 Annual Meeting of Stockholders of the Company.

  1.2 Purpose of the Plan. The Plan is intended to increase shareholder value and the success of the Company by motivating key executives (1) to perform to the best of their abilities, and (2) to achieve the Company's objectives. The Plan's goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 2
                                  DEFINITIONS

  The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

  2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.2 "Actual Award" means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee's authority under Section 3.5 to reduce the award otherwise determined by the Payout Formula.

  2.3 "Affiliate" means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

  2.4 "Base Salary" means as to any Performance Period, the Participant's annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

  2.5 "Board" means the Board of Directors of the Company.

  2.6 "Change of Control" means the occurrence of any of the following:

      (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (1) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of
    Control: (i) any increase in such percentage ownership of a Person to 20% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company, provided, however, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 2% or more (measured as of the date of each such subsequent acquisition) to such Person's beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting

    Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (iii) any acquisition by Ronald O. Perelman, Gerald J. Ford or any entity controlled by either or both of them; or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below; or

      (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

      (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Company Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
    (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

      Notwithstanding the foregoing, the occurrence of an event described in the above paragraphs (a) through (c), inclusive, shall not be deemed to constitute a change of control if, following the occurrence of such event, Gerald J. Ford continues to serve as the Chairman and Chief Executive Officer of the Company (in the case of a Business Combination, of the surviving company in such Business Combination). However, if a change of control does not occur solely because of the operation of the preceding sentence, then a change of control shall occur upon the subsequent death or permanent disability of Gerald J. Ford.

      (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  2.7 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.8 "Committee" means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan.

  2.9 "Company" means Golden State Bancorp Inc., a Delaware corporation, or any successor thereto.

  2.10 "Disability" means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

  2.11 "Earnings Per Share" means net income per diluted share as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, computed in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share."

  2.12 "Efficiency Ratio" means the ratio of noninterest expense to the sum of net interest income and noninterest income (excluding goodwill amortization). Noninterest expense, net interest income and noninterest income should each agree to such items as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, except that the Committee may, in its sole discretion, elect to exclude any or all of the following non-recurring items:

      (a) gains or losses on the disposition of discontinued operations

      (b) the cumulative effects of changes in accounting principles

      (c) the writedown of any asset

      (d) charges for restructuring and rationalization programs.

  2.13 "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

  2.14 "Fair Market Value" means the last quoted per share selling price for Shares on the relevant date on the consolidated tape for New York Stock Exchange listed companies, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

  2.15 "Fiscal Year" means any fiscal year of the Company.

  2.16 "Maximum Award" means as to any aggregate Actual Awards to any Participant for any Performance Period, $5 million.

  2.17 "Net Income" means net income as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured.

  2.18 "Participant" means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

  2.19 "Payout Formula" means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

  2.20 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Pre-Tax Net Income, (b) Net Income, (c) Efficiency Ratio, (d) Total Shareholder Return, (e) Pre-Tax Return on Average Equity, (f) Return on Average Equity, (g) Return on Assets, and (h) Earnings Per Share. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants. "Determination Date" means the latest possible date that will not jeopardize a Target Award's qualification as performance-based compensation under section 162(m) of the Code.

  2.21 "Performance Period" means any period not to exceed three consecutive Fiscal Years or such other period as determined by the Committee in its sole discretion.

  2.22 "Plan" means the Golden State Bancorp Inc. Executive Compensation Plan, as set forth in this instrument and as hereafter amended from time to time.

  2.23 "Pre-Tax Net Income" means net income before taxes, minority interest and extraordinary items as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured.

  2.24 "Pre-Tax Return on Average Equity" means the ratio of net income before taxes, minority interest and extraordinary items as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, as a percentage of average stockholders' equity for the period being measured, as included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K filed pursuant to the 1934 Act.

  2.25 "Retirement" means, with respect to any Participant, a Termination of Service after attaining at least age 55 and 10 Years of Service (as defined under the California Federal Employees' Investment Plan, or any successor plan).

  2.26 "Return on Average Assets" means the ratio of net income as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, as a percentage of average assets for the period being measured, as included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K filed pursuant to the 1934 Act.

  2.27 "Return on Average Equity" means the ratio of net income as reported in the Company's audited consolidated statement of income (as included in the Company's Form 10-K filed pursuant to the 1934 Act) for the period being measured, as a percentage of average stockholders' equity for the period being measured, as included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K filed pursuant to the 1934 Act.

  2.28 "Shares" means shares of the Company's common stock, $1.00 par value.

  2.29 "Target Award" means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

  2.30 "Termination of Service" means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

  2.31 "Total Shareholder Return" means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

                                   SECTION 3
             SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

  3.1 Selection of Participants. The Committee, in its sole discretion, shall select the Employees of the Company who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any other Performance Period or Periods.

  3.2 Determination of Performance Goals. The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

  3.3 Determination of Target Awards. The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant's Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

  3.4 Determination of Payout Formula or Formulae. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing,
(b) be based on a comparison of actual performance to the Performance Goals,
(c) provide for the payment of a Participant's Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant's Actual Award under the Plan may exceed his or her Maximum Award.

  3.5 Determination of Actual Awards. After the end of each Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a Termination of Service prior to the end of the Performance Period.

  3.6 Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, 100% of any Target Award shall be deemed to be earned and shall be immediately payable to the Participant.

                                   SECTION 4
                               PAYMENT OF AWARDS

  4.1 Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

  4.2 Timing of Payment. Payment of each Actual Award shall be made as soon as practicable, but no later than 160 days after the end of the Performance Period during which the Award was earned.

  4.3 Form of Payment. Each Actual Award normally shall be paid in cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare up to 50% of any Actual Award, payable in restricted stock granted under the Company's Omnibus Stock Plan. The number of Shares of restricted stock granted shall be determined by dividing the cash amount foregone by the Fair Market Value of a Share on the date that the cash payment otherwise would have been made.

  4.4 Payment in the Event of Death. If a Participant dies prior to the payment of an Actual Award earned by him or her prior to death for a prior Performance Period, the Award shall be paid to his or her estate.

                                   SECTION 5
                                ADMINISTRATION

  5.1 Committee is the Administrator. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

  5.2 Committee Authority. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and
(f) interpret, amend or revoke any such rules.

  5.3 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

  5.4 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 6
                              GENERAL PROVISIONS

  6.1 Tax Withholding. The Company shall withhold all applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant's FICA and SDI obligations).

  6.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

  6.3 Participation. No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

  6.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

  6.5 Successors. All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

  6.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

  6.7 Nontransferability of Awards. No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

  6.8 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                   SECTION 7
                      AMENDMENT, TERMINATION AND DURATION

  7.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

  7.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 8
                              LEGAL CONSTRUCTION

  8.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

  8.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  8.3 Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  8.4 Governing Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

  8.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

  IN WITNESS WHEREOF, Golden State Bancorp Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                          GOLDEN STATE BANCORP INC.

Dated:                ,                   By
                                            -----------------------------------
                                          Name:
                                          Title:

REVOCABLE PROXY

                           GOLDEN STATE BANCORP INC.
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                          DIRECTORS OF GOLDEN STATE.


     The undersigned hereby appoints Gerald J. Ford, Carl B. Webb and Richard H. Terzian, or any of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorizes them to represent and to vote as designated on the reverse side all shares of the common stock of Golden State Bancorp Inc. ("Golden State") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Golden State to be held on May 17, 1999 and at any postponement or adjournment thereof. Said proxies are hereby granted discretionary authority to cumulate votes in the election of directors referred to on the reverse side.

IMPORTANT-PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.


                          * FOLD AND DETACH HERE *

                                                                Please mark
                                                              your volume as [X]
                                                                indicated in
                                                                this example

1. ELECTION OF DIRECTORS               NOMINEES: Bob Bullock, John F. King,        2. PROPOSAL TO APPROVE THE GOLDEN STATE BANCORP
                                       Gabrielle K. McDonald, B.M. Rankin,            INC. OMNIBUS STOCK PLAN.
                                       Jr. and Robert Setraklan
                          WITHHOLD
   FOR all nominees      AUTHORITY     (Instruction: To withhold authority to
 listed to the right  to vote for all  vote for any individual nominee, write
  (except as marked   nominees listed  that nominee's name in the space below).
   to the contrary)     to the right
                                                                                            FOR      AGAINST    ABSTAIN
         [_]                [_]          _____________________________________              [_]        [_]        [_]

3. PROPOSAL TO APPROVE THE GOLDEN          4. PROPOSAL TO RATIFY THE APPOINTMENT   5. In the discretion, the Proxies are authorized
   STATE BANCORP INC. EXECUTIVE               OF KPMG LLP as Golden State's           to vote upon such other business as may
   COMPENSATION PLAN.                         independent auditors for the fiscal     properly come before the meeting or any
                                              year ending December 31, 1999.          adjournment thereof.


     FOR     AGAINST   ABSTAIN                       FOR    AGAINST   ABSTAIN
     [_]       [_]       [_]                         [_]      [_]       [_]

                                                                                             I PLAN TO ATTEND MEETING   [_]

                                                                                      When signing as attorney, executor,
                                                                                      administrator, trustee, or guardian, please
                                                                                      give full title as such. If a corporation,
                                                                                      please sign in full corporate name by
                                                                                      President or other authorized officer. If a
                                                                                      partnership, please sign partnership name by
                                                                                      authorized person.

                                                                                      Whether or not you plan to attend the meeting,
                                                                                      you are urged to execute and return this
                                                                                      proxy, which may be revoked at any time prior
                                                                                      to its use.

                                                                                      Dated:__________________________________, 1999

                                                                                      ______________________________________________
                                                                                      (Signature of Stockholder)

Please sign your name exactly as it appears hereon, date and return this proxy in the ______________________________________________
reply envelope provided. If you receive more than one proxy card, please sign and     (Signature(s) of Additional Stockholder(s))
return all proxy cards received.

                           * FOLD AND DETACH HERE *





                    YOUR VOTE IS IMPORTANT TO GOLDEN STATE



                     PLEASE SIGN AND RETURN YOUR PROXY BY
                   TEARING OFF THE TOP PORTION OF THIS SHEET
            AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           GOLDEN STATE BANCORP INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                           DIRECTORS OF GOLDEN STATE


     The undersigned hereby appoints Gerald J. Ford, Carl B. Webb and Richard H. Terzian, or any of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorizes them to represent and to vote as designated on the reverse side all shares of the common stock of Golden State Bancorp Inc. ("Golden State") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Golden State to be held on May 17, 1999 and at any postponement or adjournment thereof. Said proxies are hereby granted discretionary authority to cumulate votes in the election of directors referred to on the reverse side.

IMPORTANT-PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE LISTED AND FOR PROPOSALS 2, 3 AND 4.


--------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.

1. ELECTION OF DIRECTORS                                NOMINEES: Bob Bullock, John F. King,             2. PROPOSAL TO APPROVE THE
                                                        Gabrielle K. McDonald, B.M. Rankin, Jr. and         GOLDEN STATE BANCORP
                                                        Robert Setrakian                                    INC. OMNIBUS STOCK PLAN.

      FOR all nominees             WITHOLD
     listed to the right          AUTHORITY
      (except as marked    to vote for all nominees     (Instruction: To withold authority to vote for
       to the contrary)       listed to the right       any individual nominee, write that nominee's name
                                                        in the space below).                                FOR   AGAINST   ABSTAIN
             [_]                     [_]                ________________________________________________    [_]     [_]       [_]

3. PROPOSAL TO APPROVE THE GOLDEN STATE                    4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG 5. In their discretion,
   BANCORP INC. EXECUTIVE COMPENSATION                        LLP as Golden State's independent auditors    the Proxies are
   PLAN.                                                      for the fiscal year ending December 31,       authorized to vote upon
                                                              1999.                                         such other business as
                                                                                                            may properly come before
                                                                                                            the meeting or any
                                                                                                            adjournment thereof.

             FOR      AGAINST      ABSTAIN                              FOR   AGAINST   ABSTAIN
             [_]         [_]         [_]                                [_]     [_]       [_]

                                                                                                             I PLAN TO ATTEND
                                                                                                                MEETING  [_]

                                                                                                         When signing as attorney,
                                                                                                         executor, administrator,
                                                                                                         trustee, or guardian,
                                                                                                         please give full title as
                                                                                                         such. If a corporation,
                                                                                                         please sign in full
                                                                                                         corporate name by
                                                                                                         President or other
                                                                                                         authorized officer. If a
                                                                                                         partnership, please sign
                                                                                                         partnership name by
                                                                                                         authorized person.
                                                                                                         Whether or not you plan to
                                                                                                         attend the meeting, you are
                                                                                                         urged to execute and return
                                                                                                         this proxy, which may be
                                                                                                         revoked at any time prior
                                                                                                         to its use.

                                                                                                         Dated:_________________,
                                                                                                         1999
                                                                                                         ___________________________
                                                                                                         (Signature of Stockholder)

Please sign your name exactly as it appears hereon, date and return this proxy in the reply envelope     ___________________________
provided. If you receive more than one proxy card, please sign and return all proxy cards received.      (Signature(s) of Additional
                                                                                                         Stockholder(s))

--------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.


          YOUR VOTE IS VERY IMPORTANT TO GOLDEN STATE. PLEASE SIGN AND RETURN YOUR PROXY BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE


          ATTENTION STOCKHOLDER:

          Our records indicate you have not yet mailed in your GLENFED, Inc. certificate(s) of common stock. We urge you to exchange your GLENFED, Inc. certificate(s) to receive your new shares of Golden State Bancorp Inc., as provided for under the Plan of Reorganization which was approved by a majority of the stockholders at a Special Meeting of Stockholders held on August 17, 1993.

          Please locate your old GLENFED certificate(s) of common stock and mail them to our agent at the address below, or your stock will escheat in accordance with the laws of the state in which you reside.

                       ChaseMellon Shareholder Services
                                 P.O. Box 3300
                          South Hackensack, NJ 07606
                        Attn: Reorganization Department

            PLEASE DO NOT MAIL YOUR CERTIFICATE(S) WITH YOUR PROXY.

REVOCABLE PROXY

                           GOLDEN STATE BANCORP INC.

     The undersigned hereby appoints Gerald J. Ford, Carl B. Webb and Richard H. Terzian, or any of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorizes them to represent and to vote as designated below all shares of the common stock of Golden State Bancorp Inc. ("Golden State") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Golden State to be held on May 17, 1999 and at any postponement or adjournment thereof. Said proxies are hereby granted discretionary authority to cumulate votes in the election of directors referred to on the reverse side.

1. ELECTION OF DIRECTORS
                 NOMINEES: Bob Bullock, John F. King, Gabrielle K. McDonald, B.M. Rankin, Jr. and Robert Setrakian
     [_] FOR all nominees listed above                      [_] WITHHOLD AUTHORITY
         (except as marked to the contrary below)               to vote for all nominees listed above

      (Instruction: To withhold authority to vote for any Individual nominee, write that nominee's name in the space below).

____________________________________________________________________________________________________________________________________
2. PROPOSAL TO APPROVE THE GOLDEN STATE BANCORP INC. OMNIBUS STOCK PLAN.
               [_] FOR                  [_] AGAINST                        [_] ABSTAIN
3. PROPOSAL TO APPROVE THE GOLDEN STATE BANCORP INC. EXECUTIVE COMPENSATION PLAN.
               [_] FOR                  [_] AGAINST                        [_] ABSTAIN
4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as Golden State's independent auditors for the fiscal year ending December 31,
     1999.
               [_] FOR                  [_] AGAINST                        [_] ABSTAIN
5. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.
                               IMPORTANT - PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY

                                                       (Continued on other side)

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GOLDEN STATE.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

     When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign partnership name by authorized person.

     Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.


                                     Dated:______________________________, 1999

                                      __________________________________________
                                     (Signature of Stockholder)

                                      __________________________________________
                                     (Signature(s) of Additional Stockholder(s))

                                      Please sign your name exactly as it
                                      appears hereon, date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign and return all proxy cards received.

CONFIDENTIAL VOTING INSTRUCTIONS

                           GOLDEN STATE BANCORP INC.
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 1999

TO: CG TRUST COMPANY AS TRUSTEE UNDER THE GLENDALE FEDERAL BANK SHELTERED PAY
    PLAN (THE "PLAN")

    I hereby instruct the Trustee to vote (in person or by proxy) all the shares of Golden State Bancorp Inc. ("Golden State") Common Stock which are credited to my account under the Plan on April 1, 1999, at the Annual Meeting of Stockholders of Golden State on May 17, 1999, and any postponement or adjournment thereof, on the following matters, as provided in the proxy statement, and in its discretion upon any other matter which may properly come before the meeting or any adjournment thereof. The above Trustee is hereby authorized to cumulate votes in the election of directors referred to on the reverse side.

                           (Continued on other side)

--------------------------------------------------------------------------------
                *                                               *
               ***                                             ***
              *****           FOLD AND DETACH HERE            *****

                                                            MARK BOX AS      [X]
                                                            INDICATED IN
                                                            THIS EXAMPLE

1.  ELECTION OF DIRECTORS

    NOMINEES: Bob Bullock, John F. King, Gabrielle K. McDonald, B.M. Rankin, Jr.
              and Robert Setrakian

       FOR all nominees listed                   WITHHOLD AUTHORITY
       above (except as marked                to vote for all nominees
        to the contrary below)                      listed above

                [ ]                                    [ ]

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below).

--------------------------------------------------------------------------------

2.  PROPOSAL TO APPROVE THE GOLDEN STATE BANCORP INC. OMNIBUS STOCK PLAN.

    FOR                         AGAINST                         ABSTAIN

    [ ]                           [ ]                             [ ]

3.  PROPOSAL TO APPROVE THE GOLDEN STATE BANCORP INC. EXECUTIVE COMPENSATION
    PLAN.

    FOR                         AGAINST                         ABSTAIN

    [ ]                           [ ]                             [ ]

4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as Golden State's independent auditors for the fiscal year ending December 31, 1999.

    FOR                         AGAINST                         ABSTAIN

    [ ]                           [ ]                             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


    THESE VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GOLDEN STATE.

    PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON AND RETURN IN THE ENCLOSED ENVELOPE. YOUR SHARES WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF YOUR INSTRUCTIONS ARE RETURNED SIGNED WITH NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE LISTED AND FOR PROPOSALS 2, 3 AND 4.

    Dated:                                                 , 1999
           -----------------------------------------------

    -------------------------------------------------------------------
    (Please sign EXACTLY as your name appears hereon). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                     SIGN AND DATE ON THE REVERSE SIDE

--------------------------------------------------------------------------------
                *                                               *
               ***                                             ***
              *****           FOLD AND DETACH HERE            *****